UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4923

Longleaf Partners Funds Trust

(Exact name of registrant as specified in charter)

c/o Southeastern Asset Management, Inc.

6410 Poplar Avenue, Suite 900

Memphis, TN 38119

(Address of principal executive offices) (Zip code)

Andrew R. McCarroll, Esq.

Southeastern Asset Management, Inc.

6410 Poplar Ave., Suite 900

Memphis, TN 38119

(Name and address of agent for service)

Registrant’s telephone number, including area code: (901) 761-2474

Date of fiscal year end: December 31

Date of reporting period: June 30, 2020.

Item 1. Longleaf Partners Funds Semi-Annual Report at June 30, 2020.

Semi-Annual Report
June 30, 2020
Partners Fund
Small-Cap Fund
International Fund
Global Fund
IMPORTANT NOTE: Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically from the fund by calling (800) 445-9469, by written request to Longleaf Partners Funds, P.O. Box 9694, Providence, RI 02940-9694, or by contacting your financial intermediary.
You may elect to receive all future reports in paper free of charge. You can inform the fund that you wish to continue receiving paper copies of your shareholder reports by calling (800) 445-9469, by written request to Longleaf Partners Funds, P.O. Box 9694, Providence, RI 02940-9694, or by contacting your financial intermediary. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Cautionary Statement
One of Southeastern's “Governing Principles” is that “we will communicate with our investment partners as candidly as possible,” because we believe Longleaf shareholders benefit from understanding our investment philosophy and approach. Our views and opinions regarding the investment prospects of our portfolio holdings and Funds are “forward looking statements” which may or may not be accurate over the long term. While we believe we have a reasonable basis for our appraisals, and we have confidence in our opinions, actual results may differ materially from those we anticipate. Information provided in this report should not be considered a recommendation to purchase or sell any particular security.
You can identify forward looking statements by words like “believe,” “expect,” “anticipate,” or similar expressions when discussing prospects for particular portfolio holdings and/or one of the Funds. We cannot assure future results and achievements. You should not place undue reliance on forward looking statements, which speak only as of the date of this report. We disclaim any obligation to update or alter any forward looking statements, whether as a result of new information, future events, or otherwise. Current performance may be lower or higher than the performance quoted herein. Past performance does not guarantee future results, fund prices fluctuate, and the value of an investment may be worth more or less than the purchase price. Call (800) 445-9469 or go to southeasternasset.com for current performance information and for the Prospectus and Summary Prospectus, both of which should be read carefully before investing to learn about fund investment objectives, risks and expenses. This material must be accompanied or preceded by a prospectus. Please read it carefully before investing.
The price-to-value ratio (“P/V”) is a calculation that compares the prices of the stocks in a portfolio to Southeastern's appraisals of their intrinsic values. P/V represents a single data point about a Fund, and should not be construed as something more. We caution our shareholders not to give this calculation undue weight. P/V alone tells nothing about:
•	The quality of the businesses we own or the managements that run them;
•	The cash held in the portfolio and when that cash will be invested;
•	The range or distribution of individual P/V's that comprise the average; and
•	The sources of and changes in the P/V.
When all of the above information is considered, the P/V is a useful tool to gauge the attractiveness of a Fund's potential opportunity. It does not, however, tell when that opportunity will be realized, nor does it guarantee that any particular company's price will ever reach its value. We remind our shareholders who want to find a single silver bullet of information that investments are rarely that simple. To the extent an investor considers P/V in assessing a Fund's return opportunity, the limits of this tool should be considered along with other factors relevant to each investor.
Unless otherwise noted, performance returns of Fund positions combine the underlying stock and bond securities including the effect of trading activity during the period.
Risks
The Longleaf Partners Funds are subject to stock market risk, meaning stocks in the Fund may fluctuate in response to developments at individual companies or due to general market and economic conditions. Also, because the Funds generally invest in 15 to 25 companies, share value could fluctuate more than if a greater number of securities were held. Mid-cap stocks held by the Funds may be more volatile than those of larger companies. With respect to the Small-Cap Fund, smaller company stocks may be more volatile with fewer financial resources than those of larger companies. With respect to the International and Global Funds, investing in non- U.S. securities may entail risk due to non-U.S. economic and political developments, exposure to non-U.S. currencies, and different accounting and financial standards. These risks may be higher when investing in emerging markets. Diversification does not eliminate the risk of experiencing investment losses.
Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management, and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested.
Indexes
The S&P 500 Index is an index of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe.
The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index.
MSCI EAFE Index (Europe, Australasia, Far East) is a broad based, unmanaged equity market index designed to measure the equity market performance of 22 developed markets, excluding the US & Canada.
MSCI World Index is a broad-based, unmanaged equity market index designed to measure the equity market performance of 24 developed markets, including the United States.
An index cannot be invested in directly.

Definitions
A 13D filing is generally required for any beneficial owner of more than 5% of any class of U.S. registered equity securities, and who is not able to claim an exemption for more limited filings due to an intent to change or influence control of the issuer.
Cap rate (capitalization rate) is the rate of return on a real estate investment property based on expected income.
CAPE Ratio is an acronym for the cyclically-adjusted price-to-earnings ratio. The ratio is calculated by dividing a company’s stock price by the average of the company’s earnings for the last ten years, adjusted for inflation.
Discounted Cash Flow (DCF) is a valuation method used to estimate the attractiveness of an investment opportunity. DCF analysis uses future free cash flow projections and discounts them to arrive at a present value estimate, which is used to evaluate the potential for investment.
Earnings per share (EPS) is the portion of a company's net income allocated to each share of common stock.
Earnings per share (EPS) is the portion of a company's net income allocated to each share of common stock.
EBITDA is a company’s earnings before interest, taxes, depreciation and amortization.
Free Cash Flow (FCF) is a measure of a company’s ability to generate the cash flow necessary to maintain operations. Generally, it is calculated as operating cash flow minus capital expenditures.
Internal rate of return (IRR) is the interest rate at which the net present value of all the cash flows from an investment equal zero.
“Margin of Safety” is a reference to the difference between a stock’s market price and Southeastern’s calculated appraisal value. It is not a guarantee of investment performance or returns.
“Nifty Fifty” refers to a group of fifty growth stocks identified by Morgan Guarantee Trust in the 1960’s and 1970’s that were regarded as “buy and hold” stocks.
Price / Earnings (P/E) is the ratio of a company’s share price compared to its earnings per share.
Return on Equity (ROE) is a measure of profitability that calculates how many dollars of profit a company generates with each dollar of shareholders' equity.
The Global Financial Crisis (GFC) is a reference to the financial crisis of 2007-2008.
The MSCI EAFE Growth Index captures large and mid-cap securities exhibiting overall growth style characteristics across developed markets countries around the world, excluding the US and Canada. The MSCI EAFE Value Index captures large and mid-cap securities exhibiting overall value style characteristics across Developed Markets countries around the world, excluding the US and Canada.
The risk-free rate of return is the interest rate an investor can expect to earn on an investment that carries zero risk.
© 2020 Southeastern Asset Management, Inc. All Rights Reserved.
Longleaf, Longleaf Partners Funds  and the pine cone logo are registered trademarks of Longleaf Partners Funds Trust.
Southeastern Asset Management, Inc. is a registered trademark.
Funds distributed by ALPS Distributors, Inc.

Performance Summary (Unaudited)
Average Annual Returns for the Periods Ended June 30, 2020
	YTD*	1 Year	5 Year	10 Year	20 Year	Since Inception
Partners Fund (Inception 4/8/87)	-16.01%	-11.26%	-1.37%	5.35%	5.11%	8.98%
S&P 500 Index	-3.08	7.51	10.73	13.99	5.91	9.79
Small-Cap Fund (Inception 2/21/89)	-27.48	-20.60	-0.89	8.53	8.25	9.37
Russell 2000 Index	-12.98	-6.63	4.29	10.50	6.69	8.88
International Fund (Inception 10/26/98)	-20.87	-16.24	1.98	4.10	4.65	6.33
MSCI EAFE Index	-11.34	-5.13	2.05	5.73	2.91	4.05
Global Fund (Inception 12/27/12)	-15.54	-9.87	3.13	n/a	n/a	4.08
MSCI World Index	-5.77	2.84	6.90	n/a	n/a	8.99
*	Year-to-date (YTD) not annualized.
The indices are unmanaged. During the inception year, the S&P 500 and the EAFE Index were available only at month-end; therefore the S&P 500 value at 3/31/87 and the EAFE value at 10/31/98 were used to calculate performance since inception. Returns reflect reinvested capital gains and dividends but not the deduction of taxes an investor would pay on distributions or share redemptions. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of a Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting southeasternasset.com.
As reported in the Prospectus dated May 1, 2020, the total expense ratio for the Partners Fund is 1.00% (gross) and 0.79% (net). Through at least October 31, 2021, this expense ratio is subject to fee waiver to the extent the fund's normal annual operating expenses exceed 0.79% of average net assets. The total expense ratio of the Small-Cap Fund is 0.93%. The total expense ratio for the International Fund is 1.17% (gross) and 1.15% (net). This expense ratio is subject to fee waiver to the extent the fund's normal annual operating expenses exceed 1.15% of average annual net assets. The total expense ratio for the Global Fund is 1.32% (gross) and 1.20% (net). This expense ratio is subject to fee waiver to the extent normal annual operating expenses exceed 1.20% of average annual net assets. Please refer to the Financial Highlights within this report for the Funds' current expense ratio.

Management Discussion (Unaudited)
Partners Fund
Longleaf Partners Fund added 18.08% in the second quarter, while the S&P 500 Index rose 20.54%. Most companies produced positive results in the quarter, as stocks broadly rebounded post the COVID-19 lows in March and April. However, not owning the market’s top contributing Information Technology and holding an average 11% cash allocation took a combined -4.3% toll on relative returns in the quarter. While our investments performed nicely from the lows, this was not significant enough to offset the declines in the first quarter. We are confident in the quality of our businesses and in our aligned management teams’ ability to build significant future value and drive returns for the Fund. In this letter, we will focus first on what drove performance, what detracted and discuss what we do not own (and are happier than ever to avoid today, even as this has contributed to the Fund trailing the index). Finally, we will end with what is most important: what we own today, how we have upgraded the portfolio and why we believe this sets us up for stronger returns going forward.
Performance Review
Although most companies posted positive results in the quarter as markets rebounded, a handful of our companies declined. As we started the year, we felt that the companies we owned were broadly well-prepared for a downturn, but we had not taken into account the possibility for a once every 50 to 100 years pandemic-led downturn, which uniquely hit a few businesses. At General Electric, the abrupt stoppage in air travel has hit GE Aviation worse than in previous downturns (when profits were actually flat to up). CK Hutchison also continued to be hit on multiple levels, when we felt that this company had already borne an inordinate amount of pain over the previous five years so that its increased focus on steadier telecom and infrastructure would be an advantage in a more normal downturn. We were wrong, and we trimmed what had been an overweight position in CK Hutchison in the first quarter. Park Hotels’ 100%-owned model, as well as its focus on conferences and group meetings and trophy assets in hard-hit Hawaii, which we had viewed to be key competitive advantages within our original case, are now extra-difficult places to be in the current environment. In the case of Park, the expected impact to the long-term appraisal was large enough that we sold the company and swapped into Hyatt’s better mix of fees and trophy owned assets. Fairfax Financial (FFH), which was a star in the global financial crisis (GFC) downturn, has so far disappointed from a stock price perspective in the current downturn. From a relative perspective, FFH also suffered as a cloud hangs over many insurers due to the ongoing business interruption insurance debate over COVID-19. Additionally, FFH was grouped with emerging market stocks after a decade of value-accretive investments outside of North America amidst an environment where US large cap companies have continued to dominate global markets. We took our time to reassess our FFH case and ultimately decided to buy more, a decision which was bolstered further when CEO/Founder Prem Watsa stepped up with a personal investment of over $100 million.
To the positive, our relative energy overweight and better stock-specific performance by natural gas company CNX and pipeline operator Williams were a bright spot for absolute and relative performance. We have built on lessons learned in previous downturns in that industry and avoided optically discounted oil companies. Additionally, our newer positions in DuPont and Carrier (which spun out of United Technologies (UTX) at the start of the quarter) were also both top contributors. Our decision to upgrade the portfolio by adding to Carrier early in the quarter is already paying off.
Market Review: What We Do Not Own
Last quarter, we wrote to you about the extreme dislocation in markets and the virtues of not panicking at the bottom. As we said then:
The stock market typically reacts most to the second derivative of a curve – are things accelerating, decelerating or flattening out? While the absolute number of cases and deaths will grow in the near term, there is a chance that the worldwide rate of growth could begin decelerating with aggressive global mitigation measures being taken. This could be perceived positively by markets… [Also], as the number of cases and testing increases around the world, this larger sample size gives the world more data to analyze…. The market hates uncertainty, so while more data very likely will lead to more immediate negatives, the fact that there will be fewer “unknown unknowns” in the months to come will likely be a positive. Additionally, the worldwide focus on developing a COVID-19 vaccine gives us confidence that, as we look into 2021 and beyond, the market should begin discounting a more “normal” world, even if the new definition of normal looks very different than it did in 2019.
Today, we have a different message. While we were encouraged to see the market becoming more of a bottom-up weighing machine - to use Ben Graham’s phrase - in April, troubling trends started building in May and June as certain, long-favored parts of the market again felt more like a perpetual motion machine (reminder: there is no such thing!), as what had been going up for years resumed its march upward.
We are now into the seventh bear market of the last 50+ years. The first six can be broadly grouped into two different categories: those that were started by an external macro shock and those that were started by the popping of a speculative stock market bubble. Four of the six were driven by external shocks and were less kind to value investing in their beginnings. This current downturn has thus far been the fifth in this group. The other two downturns more directly involving bubbles were kinder to value investors initially. We do not have much to add to this great article, which we highly recommend as educational reading:
https://www.researchaffiliates.com/en_us/publications/articles/808-value-in-recessionsand-recoveries.html.

The good news for the go forward for our portfolio is two-fold: 1) value investing did bounce back better than the market in the previous four macro-shock downturns after the initial pain and 2) we think it is likely that there is still a speculative bubble to pop in the near term. We hate how painful it has been over the last decade to get to this point, but we do think that this is a rare moment that is measured in generations.
We believe we can outperform mostly because of what we own, but we think that avoiding the overvalued parts of the market and the potentially statistically cheap but lower quality parts of the market will also be key. As growth stocks continue to drive the market upwards, we have seen higher multiple, higher return on equity (ROE) stocks particularly outperform. The market has moved from discounting these businesses at a high-single-digit discount rate to a mid-single-digit or lower rate over the last several years. It is also likely that terminal multiples have gone up as well, signaling a dangerous level of overconfidence about what the world will look like 5-10+ years from now for each of these stocks vs. the broader market.
In order to put some more detailed numbers on this concept, meet the “20/20 Club” – those stocks with a PE ratio > 20x and an existing ROE > 20%. Much like how the market became infatuated with stocks like this in the early ‘70s “Nifty Fifty” and again in the late ‘90s with the “Dotcoms,” a period of easy money has served as rocket fuel for these stocks. Here is how the 20/20 Club out of several indices has fared over the last five years:
If anything, this effect is understated because money-losing or barely-earning yet highflying technology and healthcare companies do not make the cut because of their current ROEs. The 20/20 Club now has an average forward P/E of 32 vs. the rest of the index at 17 and Partners Fund at 11.5. This gap is enormous and very rare historically.
We thought it might help to illustrate this point in more detail with a specific company that we love qualitatively but don’t own: Idexx, the great animal diagnostics company. It is near the top of our list in terms of growth runway and competitive position, and we expect the company to continue to meet its projected low double-digit profit growth in the near term.
We know that owning stocks with growing earnings per share (EPS) is good at the right price. But what is “low double-digit profit growth for a while” worth? In analyzing Idexx, we start by running our typical discounted cash flow (DCF) model, with the high end of our usual conservative assumptions: 12.5% profit growth for 8 years, discounted back at 9%, using a relatively high (by our standard) 15x terminal value because the quality of the business is so great. Over the last decade, we have stuck to an average high single digit discount rate, rather than chasing down to the low single digits, because the equity risk premium has averaged 300-500bps as far back as there are records. Even in the context of today’s 30-year US treasury yield of 140bps and 10-year yield of 65bps, we still believe a 4-6% risk free rate (RFR) makes sense vs. a long look back at history and/or a 1% population growth + 1-2% productivity growth + 2-3% inflation. We have also stuck to an initial term of 5-10 years of growth because things can change a lot beyond that timeframe. Finally, we cap our max terminal value at around the longrun average market price-to-earnings (P/E) ratio, defined roughly as “mid-teens”. Using our typical approach gives you a 26x free cash flow (FCF), or a conservative value of approximately $135.

But, what if we are being too conservative? The chart below shows what happens when we change the assumptions in the model. Tinkering with the inputs can quickly yield much higher - though we would submit unsustainably so - outputs:
Change up the growth numbers a bit for other market favorites beyond FAAANM, like Visa, Master Card, Workday, ServiceNow, Intuit, Autodesk, Adobe, Shopify, Dollar General, Costco, Wal-Mart, Zoetis, Rollins, Brown Forman, etc., and you can see how they get their current multiples and how the S&P 500 P/E multiples quickly get into nosebleed territory. There are non-US equivalents in certain cases, but the S&P 500 is home to the most overvaluation today. These specific examples are all great companies. Value investors, like ourselves, have undoubtedly suffered by missing out on their run. However, we believe there is a big difference between “owning a great company at a fair price” and owning these companies that have been the prime driver of the market over the last few years at today’s full valuations. Today, these stocks are reminiscent of the aforementioned bubbles in the mid-late ‘90s and the early-mid ‘70s, when stock performance became way too concentrated as people paid up for “certainty.”
On the other side of the coin, not all low-multiple stocks are created equal. While we evaluate every company on a bottom-up basis and are hesitant to rule out entire sectors of the market, there are certain industries that make up a meaningful part of the index where we intentionally remain relatively underweight. Some of the lower multiple groups in the S&P 500 are mature health care companies, oil majors and banks. We have trouble capitalizing some of the high returns in mature health care these days, as the US health system is not working for its high cost. We believe there is a greater than 50% probability we will see an administration change coming out of the November elections, which would likely lead to further changes to the system. That said, we do have one on-deck company that we have vetted within this industry, which we think could be unique. We have always had a hard time understanding why the oil majors trade where they do and still struggle with them today. It seems possible that these are owned for their (now even more unsustainable) dividends and/or for shadow-indexing purposes. The world has changed in a big way for companies focused on oil and for many others in the energy industry that do not have strong balance sheets. Banks also look statistically cheap now. The current downturn could be uniquely bad for this industry, as banks are hit from a variety of angles in the small business, consumer and real estate lending worlds, growing digital trends are eroding their brand power and finally a potential administration change could put their dividends at risk. We also see higher tax rate risk for all three of these industries. Our relative underweight to these areas will likely have a strong impact on our relative returns going forward because these groups make up over 30% of the market cap of the S&P 500 Value Index and approximately 23% of the stocks in this index, and we often see value peers owning even greater weightings than this.
A key lesson that we have learned over the past decade is that future value growth is more important than a single point in time price discount. Our greatest investment successes have come from companies where our appraisal value has steadily grown, and our management teams have taken steps to get that value recognized. Our greatest mistakes have come from focusing too much on the discounted price at the expense of business and people quality and value growth. Today, we are firmly focused on future value growth, but we doubly benefit from deep discounts across the board in the current environment.

What We Do Own: Looking to the Future
Back to what we do own, we will start by reviewing CenturyLink (CTL), our largest position as a “double weight” at roughly 10% of the portfolio. We get the most questions from clients about CTL and share your frustration with the stock price over the course of our ownership. Even as price performance has been disappointing, our appraisal value has grown over the last year. We have not simply been sitting back and watching the price decline, as highlighted by the timeline of the last two-plus years:
4Q17 CTL enters the portfolio as a result of the merger between our initial investment in Level 3 Communications and CenturyLink.
3Q18 The stock price appreciated 34% since the successful merger, and we put in an order to take some profits by trimming the position. CFO Sunit Patel left shortly thereafter for Sprint/T-Mobile, and the stock dropped back below our limit before we completed the trade.
1Q19 As the stock price dropped further, the company made the unfortunate decision to cut its dividend from a perceived position of weakness. Southeastern filed a 13D to engage with the company on a variety of issues, including upgrades to the board and potential steps to crystallize value.
3Q19 The company worked to sell a variety of assets and improve its board, and the stock began to respond positively.
1Q20 Positive board improvements came through with the addition of Hal Jones (former CFO of Graham Holdings, whom we know well and recommended) and the elevation of Mike Glenn (another great former Southeastern partner from his time at FedEx) to Chairman, but the macro environment has made accretive deals more difficult.
Today The board is working together to explore a variety of options and understands the urgency of value realization. We think it is a good sign that they included the following slide in their most recent, fiber-focused presentation at the end of June, at our recommendation:
Management put out an appraisal, which is crude in the name of being totally defendable. Our own detailed work has a high-$30's value, slightly higher than the high end on the above slide. The next twelve months FCF/share is now $2.50 vs. $2.75-3.00 in 3Q18 – a number that is way out of whack with the stock price performance over that timeframe, during which we have also received $2.58/share of dividends. CenturyLink is seeing increased demand for its fiber infrastructure in the current environment, as video conferencing and streaming are growing strongly across the globe, and end providers are running short on bandwidth.
In last quarter’s letter, we described three buckets of stocks in our portfolios postCOVID: 1) those that have benefitted in at least some way and therefore had little value pain; 2) those that have taken some pain but will survive and can keep growing over the medium term and 3) those that have some real, material issues to deal with, which saw a more material near-term value hit and potential for permanent value impairment. The percentages for the Fund were 31%/55%/6% in each bucket (+8% cash) the last time we updated you, but today they are 27%/48%/5% (+20% cash). While this looks like a small headline shift, a deeper dive shows a material upgrade in the underlying portfolio position. We firmly believe that this will lead to better prospective returns from here, due to a higher quality portfolio. We would add the following important notes to our current expectations for the various groups of stocks within the COVID-19 environment.
1. Stocks that seem like they are 100% binary today as it relates to the virus might be more nuanced as the year plays out. For example, when Carrier spun out of UTX at the start of the quarter, it was viewed as an overleveraged company that was vulnerable to the economy stopping as people deferred HVAC (heating, ventilation and air conditioning) spending. That perception changed quickly however, as HVAC spend has so far hung in better than expected, the company renegotiated a debt covenant, management purchased shares personally and the market began to focus on the best in class Carrier brand name’s long term staying power. Going forward, we could see stocks like GE transition away from virus-correlated large daily price swings, as large parts of GE’s value are much less long-term impacted than the market seems to be saying today.
2. If stocks might stay in the “virus binary” category for a while in the market’s perception, then we want to own only those companies that have trophy assets, great partners and balance sheets that let them go on offense. Hyatt is a good example in this category, and it again highlights why we swapped out of Park Hotels.
3. We are also going to see the importance of great partners more than ever. It has been wonderful to see big owners like Prem Watsa at FFH step up with big insider buys. Additionally, Jay Horgen at AMG wisely cut the dividend in favor of increased share repurchase at the right price and has also purchased shares personally this year.
4. Sometimes surprisingly good things happen to specific investees that don’t fall into any of these categories. For example, while it had been a painful wait to see CNX outperform, at long last natural gas sentiment shifted positively due to a variety of hard-to-foresee factors, plus the company delivered another solid quarter based on what was in their control.
5. As we said last quarter: if things change for real (not just a stock moving around day to day), we will change the portfolio accordingly. We had more activity than usual on this front in the quarter.
Contributors/Detractors
(Q2 Investment return; Q2 Fund contribution)
CNX (63%, 3.67%), the Appalachian natural gas producer, was the top contributor in the quarter. The company reported strong free-cash flow and earnings before interest rate, tax, depreciation and amortization (EBITDA) growth in the first quarter. CNX has demonstrated a path to reach $500-$730 million annual pretax cash earnings over the next several years, assuming modest $2.45-$3.00/mcf gas prices. If the commodity price continues to disappoint going forward, CNX maintains the industry’s best hedging book, as well as one of its lowest leverage ratios. CNX bonds trade close to par, while inferior exploration and production peers face near-term bankruptcy risks. CNX also recently announced cuts to its six-year capital expenditure plans, which should increase cash profitability on flat gas production. CEO Nick DeIuliis and Chairman Will Thorndike have taken decisive actions to restore long-term profitability during an excruciating year for the energy industry. They have more moves to make this year from a position of relative strength.
DuPont (57%, 2.67%), the industrial conglomerate, was another strong contributor to performance. Coronavirus-driven lockdowns led to 10-15% revenue declines across its businesses in April, but revenues have improved quickly in May and June. In Transport, revenues declined the most as auto production froze, while Safety & Construction and Electronics were more resilient as demand for Tyvek wrap and semiconductors held steady. Recently returned CEO Ed Breen took advantage of the crisis by shrinking DuPont’s unnecessarily wide product assortments, while simultaneously increasing the company’s investments into sales and R&D. The actions set up DuPont for better profitability and growth for years to come. DuPont’s Nutrition segment is also on track to close its value-growing merger with highly-valued International Flavors and Fragrances. DuPont has no significant debt maturities until the end of 2023 and is well positioned to navigate even an extended crisis.
Williams (36%, 2.40%), the natural gas pipeline company, was also a top performer. The company’s midstream assets in the Gulf of Mexico, Northeast and Transco (arguably the best pipeline in the world, bi-directionally linking South Texas to New York City) grew EBITDA by a mid-single digit percentage. Natural gas demand has remained strong throughout the last several months. One of the reasons we had the opportunity to buy Williams at a discount was its exposure to customer Chesapeake Energy. However, when Chesapeake’s bankruptcy became official at the end of the quarter, Williams’s stock barely reacted as the market is coming to understand that this is not going to significantly impact Williams’s long term FCF and value per share. Despite the Williams stock appreciation this quarter, shares still trade for a significantly higher dividend yield and lower

EBITDA multiple than the industry’s and stock’s own historical averages. The majority of Williams’ pipelines are growing their cash flows this year, and the company’s leverage is conservative.
Carrier (63%, 2.41%), the HVAC manufacturer that was spun out of United Technologies at the beginning of April, was a positive contributor. Though it was initially overshadowed by the simultaneous spin of more expensive Otis Elevators, which we sold soon after its distribution, Carrier is a high-quality business. We bought additional Carrier shares when the stock traded at less than half our appraisal and a 7x trailing P/E, against similar competitors trading at 13-17x. Carrier owns strong brands and has a reasonable debt load. As a result of Covid shutdowns and abnormally high growth in last year’s first quarter, Carrier’s first-quarter 2020 organic revenue declined 9% yearover-year, and its operating income 12%. The company still earned healthy FCF. In March and April, CEO Dave Gitlin conserved cash by deferring capital expenditures and implementing permanent cost savings. We expect Carrier’s financial performance to improve significantly for the next several years as a focused independent company.
General Electric (-14%, -1.03%), the industrial conglomerate, was the top detractor in the quarter. GE’s Aviation segment, its most valuable, manufactures and maintains commercial and military jet engines. Aviation revenues will take years to recover back to 2019 levels, though they have already bottomed, and passengers have gradually begun to fly again. CEO Larry Culp responded to the COVID-19 crisis with decisive steps to control costs, and long-term GE Aviation earnings before interest and taxes (EBIT) margins should recover to over 20% once the industry recovers. With leading positions in narrow-body jets, GE Aviation has decades of strong growth ahead despite COVID-19’s sharply negative impact. GE’s Healthcare and Power sales slowed during the first quarter as hospitals postponed elective surgeries and plants deferred maintenance services, but the revenues of both businesses should bounce back later this year. COVID-19 has delayed GE’s ability to deleverage to its 2.5x industrial net debt/EBITDA target, but the balance sheet is strong enough to survive the downturn, and GE recently issued bonds with a 2050 maturity. Our appraisal of the value declined moderately and assumes a slow multi-year rebound for Aviation but is still more than 80% above the stock’s current price.
Portfolio Activity
This quarter was in many ways the opposite of the first quarter that started with more cash than usual and ended essentially fully-invested, as markets declined. In the second quarter, we started with more ideas than money but ultimately ended up building cash as we sold three companies and trimmed our top performers as the quarter went on. This is frustrating to us, but we must stick to our discipline. We are keenly focused on continually upgrading the quality of the portfolio. We have done the work to build out a compelling on-deck list and can act quickly as stock prices cooperate. We believe that the current environment of uncertainty will yield the necessary price volatility for us to put the cash to work, as we did at the start of the second quarter.
We took advantage of the chance to increase our position in Carrier early in the quarter, as it spun out of United Technologies (UTX) at a deep discount to its absolute value and inferior peers. As the stock appreciated later in the quarter, we trimmed some of our holding as price approached value. We also added to FFH as it was unfairly punished vs. its insurance peers. It was great to see CEO/Founder Prem Watsa join us with a massive personal purchase of over $100mil in the quarter. Our addition to Hyatt in the quarter should be viewed in conjunction with our sale of Park, as discussed above. We effectively swapped out of Park into Hyatt because we believe its fee business is better and higher quality than Park’s owned property and its management partners are better able to go on offense.
We exited Otis as it spun out of UTX above our opinion of its fair value and joined the 20/20 Club. It was a harder decision to exit Raytheon Technologies, as it did not reach fair value in the quarter (although still a higher P/V than most other holdings), but we ultimately concluded that the commercial aerospace business was changed for the worse and we already had a superior business in that industry at GE. The now more important defense business was not one we are as comfortable with for multiple reasons – especially given social concerns around the missile business and some of its key customers. Additionally, we felt the solid management team did not have enough ways to go on offense.
Outlook
We are confident that our underpriced, good businesses and their competent and shareholder-oriented management teams will produce above average returns. While our on-deck list unsurprisingly has fewer names than we had in March, they are uniquely competitive companies that we believe we will have the opportunity to own. A lot of the work we have done pre-qualifying the qualitative will not have been wasted on those stocks where prices rocketed higher in May and June, as we could get other shots at them and think it more likely than not that these shots could come quickly with the increased market volatility of this year. Some are closer than others, and we expect to see at least one to two new companies in the portfolio the next time we are writing to you. Examples on our on-deck list include the aforementioned large health care company, and we also have pre-qualified but are waiting on price another company that would be classified as health care but is really more of a consumer product company. We also did a good amount of work on a company that is transitioning from hardware to software and are excited about its business and people, but its price has not cooperated. A real estate/resources company has been on our radar for a long time but needs to show further progress on capital allocation, and we are monitoring management’s next steps closely. We have delved into a company with good people that we feel is unfairly lumped in with balance-sheet-heavy financials when it is actually more of a fee business, but the price is not right yet. A communications/media conglomerate is undergoing positive changes, so we are doing more work to get to the right decision. And the list goes on.
Our portfolio of competitively-entrenched and growing – but currently out of favor – businesses now has a forward P/E of 11.5 vs. the index at 23.4. We made meaningful progress in upgrading the strength and quality of the portfolio this quarter. Today we have approximately 20% in cash to put to work in new opportunities that qualify on our Business, People, Price criteria. We are confident we will have the opportunity to be a liquidity provider amid the current environment of heightened global uncertainty. While US large cap market favorites have gone to even higher prices on potentially lower earnings, we believe the quality of the businesses we own will be recognized and that our patience will be rewarded. We thank you for your partnership and look forward to delivering for you.

Performance History (Unaudited)
Partners Fund
Comparison of Change in Value of $10,000 Investment
Since Inception April 8, 1987
Average Annual Returns for the Periods Ended June 30, 2020
	YTD*	1 Year	5 Year	10 Year	20 Year	Since Inception 4/08/87
Partners Fund	-16.01%	-11.26%	-1.37%	5.35%	5.11%	8.98%
S&P 500 Index	-3.08	7.51	10.73	13.99	5.91	9.79
*	Year-to-date (YTD) not annualized.
The index is unmanaged. Because the S&P 500 Index was available only at month-end in 1987, we used the 3/31/87 value for performance since inception. Returns reflect reinvested capital gains and dividends but not the deduction of taxes an investor would pay on distributions or share redemptions. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting southeasternasset.com. The Partners Fund is subject to stock market risk, meaning stocks in the Fund may fluctuate in response to developments at individual companies or due to general market and economic conditions. Also, because the Fund generally invests in 15 to 25 companies, share value could fluctuate more than if a greater number of securities were held. Mid-cap stocks held may be more volatile than those of larger companies.
As reported in the Prospectus dated May 1, 2020, the total expense ratio for the Partners Fund is 1.00% (gross) and 0.79% (net). Through at least October 31, 2021, this expense ratio is subject to fee waiver to the extent the fund's normal annual operating expenses exceed 0.79% of average net assets. Please refer to the Financial Highlights within this report for the Fund's current expense ratio.

Portfolio Summary (Unaudited)
Partners Fund
Portfolio Holdings at June 30, 2020
		Net Assets
Investments		80.3%
CenturyLink, Inc.	10.4
FedEx Corporation	6.3
Mattel, Inc.	5.9
Affiliated Managers Group, Inc.	5.5
Fairfax Financial Holdings Limited	5.1
LafargeHolcim Ltd	5.0
CNX Resources Corporation	4.8
CNH Industrial N.V.	4.8
General Electric Company	4.6
Comcast Corporation	4.5
The Williams Companies, Inc.	4.5
Hyatt Hotels Corporation	4.2
Carrier Global Corporation	4.1
CK Hutchison Holdings Limited	4.1
DuPont de Nemours, Inc.	3.9
Alphabet Inc.	2.6
Cash Reserves Net of Other Assets and Liabilities		19.7
		100.0%
Fund holdings are subject to change and holding discussions are not recommendations to buy or sell any security.
Portfolio Changes January 1, 2020 through June 30, 2020
New Holdings	Quarter
Carrier Global Corporation(a)	2Q
DuPont de Nemours, Inc.	1Q
Hyatt Hotels Corporation	1Q
Otis Worldwide Corporation(a)	2Q
The Raytheon Company(a)	2Q

Eliminations
CK Asset Holdings Limited	1Q
Otis Worldwide Corporation	2Q
Park Hotels & Resorts Inc.	2Q
The Raytheon Company	2Q
(a) - Acquired through corporate action of United Technologies Corporation.

Portfolio of Investments (Unaudited)
Partners Fund
Common Stocks
	Shares	Value	% of Net Assets
Air Freight & Logistics
FedEx Corporation	616,690	$ 86,472,272	6.3%
Building Products
Carrier Global Corporation	2,542,013	56,483,529	4.1
Capital Markets
Affiliated Managers Group, Inc.	997,787	74,394,999	5.5
Chemicals
DuPont de Nemours, Inc.	1,005,770	53,436,560	3.9
Construction Materials
LafargeHolcim Ltd (Switzerland)	1,571,945	68,117,381	5.0
Diversified Telecommunication Services
CenturyLink, Inc.	14,087,844	141,301,075	10.4
Hotels, Restaurants & Leisure
Hyatt Hotels Corporation - Class A	1,123,388	56,495,183	4.2
Industrial Conglomerates
CK Hutchison Holdings Limited (Hong Kong)	8,640,000	55,949,073	4.1
General Electric Company	9,215,334	62,940,731	4.6
		118,889,804	8.7
Insurance
Fairfax Financial Holdings Limited (Canada)	224,977	69,506,558	5.1
Interactive Media & Services
Alphabet Inc. - Class C*	25,109	35,494,333	2.6
Leisure Products
Mattel, Inc.*	8,325,143	80,504,133	5.9
Machinery
CNH Industrial N.V.* (Netherlands)	9,349,500	65,685,616	4.8
Media
Comcast Corporation Class A	1,575,196	61,401,140	4.5
Oil, Gas & Consumable Fuels
CNX Resources Corporation*(a)	7,594,546	65,692,823	4.8
The Williams Companies, Inc.	3,190,270	60,678,935	4.5
		126,371,758	9.3
Total Common Stocks (Cost $1,345,764,718)		1,094,554,341	80.3
Options Purchased
	Notional Amount
Currency
Hong Kong Dollar Put, 9/21/20, with BNP Paribas, Strike Price $7.80 (Hong Kong) (Cost $758,744)	119,000,000	83,300	—
Short-Term Obligations
	Principal Amount
Repurchase agreement with State Street Bank, 0.00%, dated 6/30/20, due 07/01/20, Repurchase price $268,536,000 (Collateral: $273,906,728 U.S. Treasury Bond, 2.25% due 8/15/27, Par $241,825,100) (Cost $268,536,000)	268,536,000	268,536,000	19.7
Total Investments (Cost $1,615,059,462)		1,363,173,641	100.0
Other Assets (Liabilities), Net		(371,962)	(—)
Net Assets		$ 1,362,801,679	100.0%

*	Non-income producing security.
(a)	Affiliated issuer during the period. See Note 6.
Note: Non-U.S. Companies represent 19.0% of net assets.
See Notes to Financial Statements.

Management Discussion (Unaudited)
Small-Cap Fund
Longleaf Partners Small-Cap Fund added 13.18% in the second quarter. Although this far surpassed our absolute return goal of inflation + 10%, it fell far behind the Russell 2000’s 25.42% return. Most companies produced positive results in the quarter, as stocks broadly rebounded post the COVID-19 lows in March and April. However, the portfolio’s stock-specific performance within the index’s top performing sectors – consumer discretionary and information technology – more than accounted for the relative return gap. We made significant additional progress on reviewing and upgrading the quality of the portfolio in the quarter. While our investments performed nicely from the lows, they were not significant enough to offset the declines in the first quarter. We are confident in the quality of our businesses and in our aligned management teams’ ability to build significant future value and drive returns for the Fund. In this letter, we will focus first on what drove performance, what detracted and discuss what we do not own (and are happier than ever to avoid today, even as this has contributed to the Fund trailing the index). Finally we will end with what is most important: what we own today, how we have upgraded the portfolio, and why we believe this sets us up for stronger returns going forward.
Performance Review
Although most companies posted positive results in the quarter as markets rebounded, a handful of our companies declined. As we started the year, we felt that the companies we owned were broadly well-prepared for a downturn, but we had not taken into account the possibility for a once every 50 to 100 years pandemic-led downturn, which uniquely hit some businesses. While we thought that Neiman had unique downside protection with its Mytheresa (an online retailer in Europe) position, plus a lot of “self-help” options to grow cash flow at its core business, a stoppage in retail and negative oil prices for the key Texas market caused it to consider bankruptcy much more quickly than we would have anticipated. This led us to reassess a potentially messy road ahead and ultimately make the decision to exit the position. We were wary of cyclical headwinds at Dillard’s and therefore had underweighted our position as we built it last year. We had lived with our great partners at Dillard’s in a downturn before and were rewarded during the global financial crisis (GFC), as management was able to go on offense in a unique way. We also gained confidence from the strong safety net of their owned real estate. However, when the business came to a dramatic halt in the first quarter, the company’s ability to buy back stock was hit more than previous downturns. Additionally, the radical shift to ecommerce in the new environment has likely significantly impaired the value of the company’s real estate for the long term. We took advantage of a brief window to exit the position into strength when the market preferred Dillard’s Sunbelt exposure during the COVID-19 lull in May and early June.
Park Hotels’ 100%-owned model, as well as its focus on conferences and group meetings and trophy asset in hard hit Hawaii, which we had viewed to be key competitive advantages within our original case, are now extra-difficult places to be in the current environment. In the case of Park, the expected impact to the long-term appraisal was large enough that we sold the company and swapped into Hyatt’s better mix of fees and trophy owned assets. One of our newest positions in Empire State Realty Trust was a top detractor in the quarter. The share price has suffered in the short term as the COVID-19 crisis hit the New York tri-state area particularly hard early on, with the Observatory currently closed and New York office workers relegated to working from home. However, we remain confident in CEO Tony Malkin’s ability to navigate the difficult environment and were happy to have the opportunity to build out the position in the quarter at prices we think will be great for the long-term. We have filtered through the tough reality of the “new normal” environment into our appraisals for each business and made changes in our portfolio positioning to reflect the new outlook.
To the positive, our relative energy overweight and better stock-specific performance by natural gas company CNX were a bright spot for absolute and relative performance. We have built on lessons learned in previous downturns in that industry and avoided optically discounted oil companies. Realogy also rebounded and contributed strongly with the resilient housing market, supporting our decision last quarter to hold onto the business after thoroughly reassessing the case. Additionally, our newer positions in chemical companies Lanxess and Univar were also both top contributors.
Market Review: What We Do Not Own
Last quarter, we wrote to you about the extreme dislocation in markets and the virtues of not panicking at the bottom. As we said then:
The stock market typically reacts most to the second derivative of a curve – are things accelerating, decelerating or flattening out? While the absolute number of cases and deaths will grow in the near term, there is a chance that the worldwide rate of growth could begin decelerating with aggressive global mitigation measures being taken. This could be perceived positively by markets… [Also], as the number of cases and testing increases around the world, this larger sample size gives the world more data to analyze…. The market hates uncertainty, so while more data very likely will lead to more immediate negatives, the fact that there will be fewer “unknown unknowns” in the months to come will likely be a positive. Additionally, the worldwide focus on developing a COVID-19 vaccine gives us confidence that, as we look into 2021 and beyond, the market should begin discounting a more “normal” world, even if the new definition of normal looks very different than it did in 2019.
Today, we have a different message. While we were encouraged to see the market becoming more of a bottom-up weighing machine - to use Ben Graham’s phrase - in April, troubling trends started building in May and June as certain, long-favored parts of the market again felt more like a perpetual motion machine (reminder: there is no such thing!), as what had been going up for years resumed its march upward.

We are now into the seventh bear market of the last 50+ years. The first six can be broadly grouped into two different categories: those that were started by an external macro shock and those that were started by the popping of a speculative stock market bubble. Four of the six were driven by external shocks and were less kind to value investing in their beginnings. This current downturn has thus far been the fifth in this group. The other two downturns more directly involving bubbles were kinder to value investors initially. We do not have much to add to this great article, which we highly recommend as educational reading:
https://www.researchaffiliates.com/en_us/publications/articles/808-value-in-recessionsand-recoveries.html.
The good news for the go forward for our portfolio is two-fold: 1) value investing did bounce back better than the market in the previous four macro-shock downturns after the initial pain and 2) we think it is likely that there is still a speculative bubble to pop in the near term. We hate how painful it has been over the last decade to get to this point, but we do think that this is a rare moment that is measured in generations.
We believe we can outperform mostly because of what we own, but we think that avoiding the overvalued parts of the market and the potentially statistically cheap but lower quality parts of the market will also be key. While the Russell 2000 might not have a lot of the big name, growth megacaps driving the S&P 500, we continue to be surprised by the resilience of more speculative elements of this index. Putting some numbers on this, you can see in the chart below that Info Tech and Healthcare have clearly driven a majority of the performance over the last five years and again this year:
While there were certain companies in this group that we regret missing – especially the farther back we look – when focusing on the future, we have a very hard time understanding where these companies trade today.
On the other side of the coin, not all low-multiple stocks are created equal. While we evaluate every company on a bottom-up basis and are hesitant to rule out entire sectors of the market, there are certain industries that make up a meaningful part of the index where we intentionally remain relatively underweight. Some of the lower multiple groups in the Russell 2000 are challenged oil and gas-related companies, retailers and banks. We have not historically invested much in these industries, nor do we have any current investments in them, but it’s not for a lack of trying.
While we still like our position in CNX as a low-cost natural gas player with a strong balance sheet, the world has changed in a big way for companies focused on oil and for many others in the industry that do not have strong balance sheets. We thought Neiman and Dillard’s were some of the best out there in small-cap retail and discussed above what we think of them now. Banks look statistically cheap now, but this downturn looks like it could be uniquely bad for this industry, as banks are hit from a variety of angles in the small business, consumer and real estate lending worlds, growing digital trends are eroding their brand power and finally a potential administration change could put their dividends at risk. We also see higher tax rate risk for all three of these industries. Our relative underweight to these areas will likely have a strong impact on our relative returns going forward because these groups make up approximately 30% of the market cap of the Russell 2000 Value Index and approximately 35% of the stocks in this index, and we often see value peers owning even greater weightings than this.
A key lesson that we have learned over the past decade is that future value growth is more important than a single point in time price discount. Our greatest investment successes have come from companies where our appraisal value has steadily grown, and our management teams have taken steps to get that value recognized. Our greatest mistakes have come from focusing too much on the discounted price at the expense of business and people quality and value growth. Today, we are firmly focused on future value growth, but we doubly benefit from deep discounts across the board in the current environment.

What We Do Own: Looking to the Future
Back to what we do own, we will start by reviewing CenturyLink (CTL), our largest position as a “double weight” at roughly 10% of the portfolio. We get the most questions from clients about CTL and share your frustration with the stock price over the course of our ownership. Even as price performance has been disappointing, our appraisal value has grown over the last year. We have not simply been sitting back and watching the price decline, as highlighted by the timeline of the last two-plus years:
4Q17 CTL enters the portfolio as a result of the merger between our initial investment in Level 3 Communications and CenturyLink.
3Q18 The stock price appreciated 34% since the successful merger, and we put in an order to take some profits by trimming the position. CFO Sunit Patel left shortly thereafter for Sprint/T-Mobile, and the stock dropped back below our limit before we completed the trade.
1Q19 As the stock price dropped further, the company made the unfortunate decision to cut its dividend from a perceived position of weakness. Southeastern filed a 13D to engage with the company on a variety of issues, including upgrades to the board and potential steps to crystallize value.
3Q19 The company worked to sell a variety of assets and improve its board, and the stock began to respond positively.
1Q20 Positive board improvements came through with the addition of Hal Jones (former CFO of Graham Holdings, whom we know well and recommended) and the elevation of Mike Glenn (another great former Southeastern partner from his time at FedEx) to Chairman, but the macro environment has made accretive deals more difficult.
Today The board is working together to explore a variety of options and understands the urgency of value realization. We think it is a good sign that they included the following slide in their most recent, fiber-focused presentation at the end of June, at our recommendation:
Management put out an appraisal, which is crude in the name of being totally defendable. Our own detailed work has a high-$30’s value, slightly higher than the high end on the above slide. The next twelve months free cash flow (FCF)/share is now $2.50 vs. $2.75-3.00 in 3Q18 – a number that is way out of whack with the stock price performance over that timeframe, during which we have also received $2.58/share of dividends. CenturyLink is seeing increased demand for its fiber infrastructure in the current environment, as video conferencing and streaming are growing strongly across the globe, and end providers are running short on bandwidth.
Our Kodak position consists of three different securities that both protect our downside and give us large upside potential from the company’s stock price. We are more of a lender than an equity investor for now, and we have strong downside protection as we own the senior-most securities at a company that essentially has a net cash balance sheet available to pay us off at par when our bonds and preferreds mature next year. We have been pleased with the strides that new CEO Jim Continenza has been making. He has reduced costs, bought shares personally along with other insiders and has set the company up for a variety of strategic outcomes. We believe there will be consolidation in the offset printing industry, and Kodak can play a key role. This would also highlight the value of their other, so-far hidden assets, including emerging printing businesses, licensing royalties and tax losses. We remain encouraged by ways that the company can go on offense in the near term, and we see an (admittedly wide but positive) range of FCF per share outcomes in the 50c to 75c range vs. the company’s June $2-2.50 stock price. Note: This discussion of Kodak addresses the Fund’s holdings and our views as of June 30, 2020 and does not take into account events after that date.
A handful of other positions are “overweight,” or position sizes greater than our typical average 5%. Mattel, a moderately positive contributor in the quarter, has unique intellectual property (IP) and benefits from a long-term industry tailwind, as the toy and content industries have a history of growing through a variety of environments. The company has made great strides in cost cuts under CEO Ynon Kreiz. The company began the year poised to hit a value growth power curve, but COVID-19 delayed this, as the initial wave of family toy buying focused on games and outdoor toys – both areas where Mattel has lower exposure than its peers. We expect buying patterns will shift as time goes on, and Mattel will return to favor as it focuses on what it can control. To hear more from Mattel’s plans for IP monetization and driving future growth, please tune into our recent interview with Ynon Kreiz on the Price-to-Value Podcast, Mattel: Ynon Kreiz on the Enduring Power of Brands and Navigating a Global Pandemic. PotlatchDeltic is perhaps our lowest profile overweight. This company continues to deliver as management sells non-core assets (including the announced sale of Minnesota acreage in the quarter), continuously improves operations and generally stays in a position to go on offense. We would also include CNX in this group of “overweights,” as its price appreciated rapidly, taking it to a much larger overweight in the quarter. We decided to trim it back into strength – demonstrating that we keep an open mind about this group and will not hesitate to sell when necessary to reduce risk and build portfolio dry powder.
In last quarter’s letter, we described three buckets of stocks in our portfolios postCOVID: 1) those that have benefitted in at least some way and therefore had little value pain; 2) those that have taken some pain but will survive and can keep growing over the medium term and 3) those that have some real issues to deal with and saw a more material near-term hit leading to permanent value impairment. The percentages for the Fund were 20%/60%/15% in each bucket (+6% cash) the last time we updated you, but today they are 21%/66%/0% (+13% cash). It is likely that the transition away from category 3 to more of a category 1 and 2 portfolio depressed returns in the second quarter as we sold some category 3 positions at a loss. However, that is a trade-off we would make again to position the portfolio for strong future returns. We were careful not to blow out some of those at their worst prices in March and April. We firmly believe that this will lead to better prospective returns from here due to a higher quality portfolio. We would add the following important notes to our current expectations for the various groups of stocks within the COVID-19 environment.
1. Stocks that seem like they are 100% binary today as it relates to the virus might be more nuanced as the year plays out. In March and early April we were deeply concerned about Realogy, as the housing market appeared to freeze. But, through a variety of bottom-up work testing our case and not losing our nerve at this time, we saw encouraging signs that things were getting better and that the company could make it through. CEO Ryan Schneider also deftly navigated the company through the bottom, so that in June the company was able to execute a bond offering to further improve liquidity. We have therefore moved this stock up from bucket 3 to bucket 2, and it contributed strongly in the quarter. Going forward, we could see stocks like ViaSat transition away from virus-correlated large daily price swings, as large parts of the company’s value are much less long-term impacted than the market seems to be saying today.
2. If stocks might stay in the “virus binary” category for a while in the market’s perception, then we want to own only those companies that have trophy assets, great partners and balance sheets that let them go on offense. Hyatt, Empire State Realty Trust and Formula One are good examples of this category today.
3. We are also going to see the importance of great partners more than ever. John Malone and Greg Maffei once again made great moves at Formula One to protect the downside and make it more of a pure play focused on the core Formula One business with the sale of their Live Nation stake (at our opinion of fair value) in the quarter.
4. Sometimes surprisingly good things happen to specific investees that don’t fall into any of these categories. For example, while it had been a painful wait to see CNX outperform, at long last natural gas sentiment shifted positively due to a variety of hard-to-foresee factors, plus the company delivered another solid quarter based on what was in their control.
5. As we said last quarter: if things change for real (not just a stock moving around day to day), we will change the portfolio accordingly. We had more activity than usual on this front in the quarter.

Contributors/Detractors
(Q2 Investment return; Q2 Fund contribution)
CNX (62%, 3.88%), the Appalachian natural gas producer, was the top contributor in the quarter. The company reported strong free-cash flow and earnings before interest rate, tax, depreciation and amortization (EBITDA) growth in the first quarter. CNX has demonstrated a path to reach $500-$730 million annual pretax cash earnings over the next several years, assuming modest $2.45-$3.00/mcf gas prices. If the commodity price continues to disappoint going forward, CNX maintains the industry’s best hedging book, as well as one of its lowest leverage ratios. CNX bonds trade close to par, while inferior exploration and production peers face near-term bankruptcy risks. CNX also recently announced cuts to its six-year capital expenditure plans, which should increase cash profitability on flat gas production. CEO Nick DeIuliis and Chairman Will Thorndike have taken decisive actions to restore long-term profitability during an excruciating year for the energy industry. They have more moves to make this year from a position of relative strength.
Realogy (146%, 3.12%), the real estate brokerage franchise, was another top contributor. Realogy had reported strong performance until March, when the housing market froze and remained dormant until mid-April, resulting in it being the Fund’s largest detractor in the first quarter. Since then, Realogy’s sales have improved each week, as home sales returned and prices increased. Growing prices are the primary driver behind Realogy’s franchise-fee earnings, which make up the majority of the company’s value. At the peak of uncertainty in March, Realogy shares bottomed at a price less than 1.5x our estimated $1.75/share of FCF power. Even after appreciating by over 130%, the share price still trades at around 4x FCF per share and at 50% of our appraisal of the company’s value today. As a result of the pandemic, Realogy’s deal to sell its relocation segment Cartus remains in limbo. But, Realogy recently refinanced its 2021 bonds, substantially reducing the risk to shareholders in the event of a prolonged real estate downturn.
Univar (57%, 1.41%), the largest US chemical distributor, was also a positive contributor. Univar remained profitable across the lockdown with most of its facilities open, as its products include essential alcohols for hand sanitizer, chemicals for cleaning products and drinking water and food additives. Univar’s Energy segment weakened in March, but the rebounding oil price has since helped it stabilize. Beyond a recovering economy, Univar stands to benefit in the years ahead from more chemical manufacturers outsourcing their distribution (today only about 10% of chemicals are moved by third-party distributors), a lack of competition from Amazon and significant remaining cost synergies from its recent Nexeo acquisition. Univar’s debt load is manageable, and cash-flows this year should be positive. The stock still trades at a high-single-digit multiple of normalized FCF.
Lanxess (33%, 1.26%), a German specialty chemical company, was also a positive contributor for the quarter. While its auto-exposed Engineered Materials business, which accounted for mid-teens percent of revenues in FY19, naturally suffered in the COVID-19 environment, its other consumer facing businesses have proven more resilient to the downturn. For example, its Consumer Protection Products business, which manufactures disinfectants and biocides, is likely to benefit from a demand uptick created by COVID-19. Unlike other DAX companies, CEO Matthias Zachert has provided guidance, which speaks to his confidence that Lanxess can deliver even in these trying times. During the quarter, Lanxess strengthened its already robust balance sheet, which should help insulate the company from any continued uncertainty or further COVID-19 impact. Management took the decision to suspend the share buyback program and reduced capital expenditure by €50 million, while also executing cost measures of €50-100 million. The company completed the sale of Currenta in April, which generated an additional €150 million in pre-tax profit participation. This ultimately leaves Lanxess with a total liquidity position of €3 billion (cash and financial assets). Zachert has a strong track record of value-accretive mergers and acquisitions (M&A), and this environment is likely to create some compelling opportunities which Lanxess is well placed to capitalize on once the dust settles.
Liberty Formula One (13%, 1.11%), the motor racing media business, also contributed. After four months of COVID-related delays, the racing season is scheduled to kick off over the first two weekends of July in Austria without fans in attendance. The company will receive all or most of this year’s contracted sponsorship and broadcast revenues if it runs 15 races, which now appears likely. Lost earnings from this year’s (and maybe next year’s) absence of ticket sales will hit near-term earnings but should not inflict any lasting damage on the business. While several Formula One teams have acknowledged financial problems due to the delayed season, none appear likely to leave the sport. In April, Liberty Sirius bought Liberty Formula One’s shares in Live Nation Entertainment, the concert promoter and Ticketmaster operator, as well as several smaller assets for about $1.5 billion in cash. The fairly-valued transaction helped ensure that Liberty Formula One has the liquidity to survive a potentially long COVID-19 crisis. In May, Formula One agreed to a critical new spending cap on teams, which promises to increase the competitiveness of the sport and should help attract new fans. CEO Chase Carey and Chairman Greg Maffei have done fantastic work to position the business for survival, long-term growth in engagement and earnings and a likely strong 2021 rebound despite the extraordinary challenges posed by COVID-19. We trimmed the position in the mid to high 30s in the quarter, as the market got a bit ahead of itself before virus cases began picking up again.
The Fund’s Neiman Marcus bonds (-48%, -1.82%), were the largest detractor in the quarter. Our original investment thesis for Neiman focused on the group’s competitively advantaged position and brand in the luxury retail space, with a loyal customer base, a higher portion of online sales and lower physical footprint than over-stored peers. With the development of COVID-19, the world changed for all retailers. Neiman’s heavy Texas customer base, which has historically been an advantage, was further negatively impacted by the precipitous oil price declines in the first and second quarters. In this environment where retail has essentially been shut-down as customers around the world shelter in place, Neiman became the second US retailer forced to declare bankruptcy. While we still saw potential upside between the bond price and the likely recovery value from

Neiman’s Mytheresa holding and reorganized retail operations, we sold the position, as there is a wide range of potential equity outcomes from here. We would prefer to hold the cash to serve as dry powder to allocate to new opportunities with a greater margin of safety and potential upside.
Empire State Realty Trust (ESRT) (-19%, -0.88%), the New York City property owner, was another detractor. The Empire State Building’s famous observatory, which had grown revenues by 9% per year over the last two decades, is closed and will not recover its past profitability until international tourists feel safe flying. Our appraisal of the company assumes a slow recovery for the observatory, but the wait should be rewarding as the stock’s price currently trades at less than half of our value. The company also is dealing with an unprecedented amount of unpaid rent from its office and retail tenants, but this has been improving week-over-week as New York recovers. CEO Tony Malkin’s conservative financial approach positioned the company with ample liquidity and low debt ratios as it entered the crisis, and he took advantage of depressed prices to repurchase shares in March and April. The ongoing environment could provide compelling opportunities for ESRT to serve as a liquidity provider to distressed peers through intelligent M&A activity.
Portfolio Activity
This quarter was in many ways the opposite of the first quarter that started with more cash than usual and ended essentially fully-invested, as markets declined. In the second quarter, we started with more ideas than money but ultimately ended up building cash as we sold five companies and trimmed our top performers as the quarter went on. This is frustrating to us, but we must stick to our discipline. We are keenly focused on continually upgrading the quality of the portfolio. We have done the work to build out a compelling on-deck list and can act quickly as stock prices cooperate. We believe that the current environment of uncertainty will yield the necessary price volatility for us to put the cash to work, as we did at the start of the second quarter.
We used proceeds from sales and trims to add to some of our most discounted positions with significant potential upside. We took ESRT to a full position on the stock weakness as described above. We also added slightly to ViaSat, as we feel it remains a “Bucket 1” stock even if the weakness in commercial aerospace (< 20% of the value) gets the headlines now. Our addition to Hyatt in the quarter should be viewed in conjunction with our sale of Park, as discussed above. We effectively swapped out of Park into Hyatt because we believe its fee business is better and higher quality than Park’s owned property and its management partners that are better able to go on offense.
We had multiple exits in the quarter that will lead to an improved portfolio from here. In addition to our discussion on Neiman and Dillard’s above, we also finished our sale of nitrogen fertilizer business OCI. We exited the company as a result of a combination of people changes (as founder Nassef Sawiris, whom we admire and support, stepped back from day-to-day management of the company) and balance sheet deterioration, amid an environment where the macro swamped the ability for the company to execute on the original case. While industrial tool company Enerpac (formerly Actuant) has a better business than these 3 aforementioned exits and will likely generate cash flow this year, we ultimately concluded that a full sale of the company to a strategic or financial buyer was unlikely in this environment. We were therefore more worried about its capital allocation going forward and sold the position for better opportunities. To the positive, we sold the rest of our GCI Liberty position after quarter end after trimming into strength over the last year. This was a strong contributor for the Fund over our holding period, and we thank our great partners John Malone and Greg Maffei at Liberty for delivering for Southeastern once again. While GCI Liberty owns good businesses, we now feel that their positions in Charter and Lending Tree are priced for perfection, and we worry about the impact low oil prices and reduced tourism will have on their Alaskan operations, so it was time to move on.
Overall, this quarter reminded us of the second half of 2008, when the Fund had similarly higher than normal turnover. Then, as now, we re-evaluated our case for every business and ultimately took some losses by exiting select investments. However, we resisted the urge to blanket sell every detractor, which benefitted us as some of our most seemingly challenged companies at the time went on to be top future performers. We made the right calls then in aggregate to set up a strong next 10 years, and we think we have done the same here.
Outlook
We are confident that our underpriced, good businesses and their competent and shareholder-oriented management teams will produce above average returns. While our on-deck list unsurprisingly has fewer names than we had in March, they are uniquely competitive companies that we believe we will have the opportunity to own. A lot of the work we have done pre-qualifying the qualitative will not have been wasted on those stocks where prices rocketed higher in May and June, as we could get other shots at them and think it more likely than not that these shots could come quickly with the increased market volatility of this year. Some are closer than others, and we expect to see at least one to two new companies in the portfolio the next time we are writing to you. Examples on our on-deck list include an understandable financial company that we have owned before and would love to partner with again. We have been doing work on two new software companies that have not been as high-flying as some of their peers. An interesting media property that we have owned before is coming back in range. While we are wary of the retail industry as discussed above, we think a strong global brand run by owners able to go on offense is getting unfairly lumped in with struggling retailers. We also recently spent time on a diversified company owning a variety of high-quality hard assets in industries to which we currently do not have exposure. And the list goes on.

We made meaningful progress in upgrading the strength and quality of the portfolio this quarter. Today we have approximately 15% in cash to put to work in new opportunities that qualify on our Business, People, Price criteria. We are confident we will have the opportunity to be a liquidity provider amid the current environment of heightened global uncertainty. While many US small cap market favorites have gone to even higher prices on potentially lower earnings, we believe the quality of the businesses we own will be recognized and that our patience will be rewarded. We thank you for your partnership and look forward to delivering for you.

Performance History (Unaudited)
Small-Cap Fund
Comparison of Change in Value of $10,000 Investment
Since Inception February 21, 1989
Average Annual Returns for the Periods Ended June 30, 2020
	YTD*	1 Year	5 Year	10 Year	20 Year	Since Inception 2/21/89
Small-Cap Fund	-27.48%	-20.60%	-0.89%	8.53%	8.25%	9.37%
Russell 2000 Index	-12.98	-6.63	4.29	10.50	6.69	8.88
*	Year-to-date (YTD) not annualized.
The index is unmanaged. Returns reflect reinvested capital gains and dividends but not the deduction of taxes an investor would pay on distributions or share redemptions. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting southeasternasset.com. The Small-Cap Fund is subject to stock market risk, meaning stocks in the Fund may fluctuate in response to developments at individual companies or due to general market and economic conditions. Also, because the Fund generally invests in 15 to 25 companies, share value could fluctuate more than if a greater number of securities were held. Smaller company stocks may be more volatile with fewer financial resources than those of larger companies.
As reported in the Prospectus dated May 1, 2020, the total expense ratio for the Small-Cap Fund is 0.93%. Please refer to the Financial Highlights within this report for the Fund's current expense ratio.

Portfolio Summary (Unaudited)
Small-Cap Fund
Portfolio Holdings at June 30, 2020
		Net Assets
Investments		87.0%
Eastman Kodak Company (Common, Bonds, and Preferred)	12.5
CenturyLink, Inc.	10.7
Mattel, Inc.	7.5
PotlatchDeltic Corporation	6.7
Lazard Ltd	6.1
CNX Resources Corporation	5.9
ViaSat, Inc.	4.8
Empire State Realty Trust, Inc.	4.8
LANXESS AG	4.7
Graham Holdings Company	4.6
Realogy Holdings Corp.	4.5
Liberty Media Formula One	4.4
Univar Solutions Inc.	4.1
Hyatt Hotels Corporation	3.8
GCI Liberty, Inc.	1.9
Cash Reserves Net of Other Assets and Liabilities		13.0
		100.0%
Fund holdings are subject to change and holding discussions are not recommendations to buy or sell any security.
Portfolio Changes January 1, 2020 through June 30, 2020
New Holdings	Quarter
Empire State Realty Trust, Inc.	1Q
Hyatt Hotels Corporation	1Q
LANXESS AG	1Q
Univar Solutions Inc.	1Q

Eliminations
Dillard's Inc.	2Q
Enerpac Tool Group	2Q
Neiman Marcus Group LTD LLC	2Q
OCI N.V.	2Q
Park Hotels & Resorts Inc.	2Q

Portfolio of Investments (Unaudited)
Small-Cap Fund
Common Stocks
	Shares	Value	% of Net Assets
Capital Markets
Lazard Ltd - Class A(a)	3,988,693	$ 114,196,281	6.1%
Chemicals
LANXESS AG (Germany)	1,682,453	88,970,307	4.7
Communications Equipment
ViaSat, Inc.*	2,371,908	91,010,110	4.8
Diversified Consumer Services
Graham Holdings Company - Class B(b)	253,220	86,770,897	4.6
Diversified Telecommunication Services
CenturyLink, Inc.	20,087,976	201,482,399	10.7
GCI Liberty, Inc. - Class A*	515,861	36,688,035	1.9
		238,170,434	12.6
Entertainment
Liberty Media Formula One - Class A*	2,212,708	64,566,820	3.4
Liberty Media Formula One - Class C*	569,616	18,062,523	1.0
		82,629,343	4.4
Hotels, Restaurants & Leisure
Hyatt Hotels Corporation - Class A	1,435,890	72,210,908	3.8
Leisure Products
Mattel, Inc.*	14,605,432	141,234,527	7.5
Oil, Gas & Consumable Fuels
CNX Resources Corporation*(b)	12,751,607	110,301,401	5.9
Real Estate Investment Trusts (REITs)
Empire State Realty Trust, Inc.(b)	12,991,530	90,940,710	4.8
PotlatchDeltic Corporation(b)	3,307,184	125,772,207	6.7
		216,712,917	11.5
Real Estate Management & Development
Realogy Holdings Corp.(b)	11,525,496	85,403,925	4.5
Technology Hardware, Storage & Peripherals
Eastman Kodak Company*(c)	4,000,000	8,920,000	0.5
Trading Companies & Distributors
Univar Solutions Inc.*	4,557,887	76,845,975	4.1
Total Common Stocks (Cost $1,863,697,170)		1,413,377,025	75.0
Preferred Stock

Technology Hardware, Storage & Peripherals
Eastman Kodak Company Convertible Preferred Stock - Series A 5.50%(c)(d)(e) (Cost $186,430,000)	1,864,300	139,934,358	7.4
Corporate Bonds
	Principal Amount
Technology Hardware, Storage & Peripherals
Eastman Kodak Company 5.00% Convertible Notes due 11/1/21 5.00% 144A Senior Notes due 11/1/2021(c)(d)(f) (Cost $93,215,000)	93,215,000	86,372,508	4.6
See Notes to Financial Statements.

Short-Term Obligations
Repurchase agreement with State Street Bank, 0.00%, dated 6/30/20, due 07/01/20, Repurchase price $224,467,000 (Collateral: $228,956,367 U.S. Treasury Bond, 2.25% due 8/15/27, Par $202,139,600) (Cost $224,467,000)	224,467,000	$ 224,467,000	11.9%
Total Investments (Cost $2,367,809,170)		1,864,150,891	98.9
Other Assets (Liabilities), Net		19,875,981	1.1
Net Assets		$ 1,884,026,872	100.0%

*	Non-income producing security.
(a)	Master Limited Partnership
(b)	Affiliated issuer during the period. See Note 6.
(c)	Controlled investment during the period. See Note 6.
(d)	Investment categorized as Level 3 in fair value hierarchy. See Note 7.
(e)	These shares were acquired directly from the issuer in a private placement on November 7, 2016 with a total cost at June 30, 2020 of $186,430,000. They are considered restricted securities under the Securities Act of 1933 (the “33 Act”). These shares may be sold only if registered under the 33 Act or an exemption is available. The issuer has filed with the SEC a registration statement on Form S-3 providing for the potential resale on an ongoing basis under 33 Act Rule 415 of Series A Preferred Stock as well as the Common Stock issuable upon conversion of the Series A Preferred Stock, subject to certain terms of a Registration Rights Agreement with the issuer. Due to the lack of an active trading market, all or a portion of this position may be illiquid. Judgment plays a greater role in valuing illiquid securities than those for which a more active market exists, and are valued using procedures adopted by the Board of Trustees (See Note 2).
(f)	These notes were acquired directly from the issuer in a private placement on May 24, 2019 with a total cost at June 30, 2020 of $93,215,000. They are considered restricted securities under the Securities Act of 1933 (the “33 Act”). These shares may be sold only if registered under the 33 Act or an exemption is available. Due to the lack of an active trading market, all or a portion of this position may be illiquid. Judgment plays a greater role in valuing illiquid securities than those for which a more active market exists, and are valued using procedures adopted by the Board of Trustees (See Note 2)
Note: Non-U.S. Companies represent 4.7% of net assets.
See Notes to Financial Statements.

Management Discussion (Unaudited)
International Fund
Longleaf Partners International Fund followed a dismal 1Q with a strong absolute and solid relative bounce back of 16.58% versus MSCI EAFE of 14.88% in the second quarter. Most companies posted positive results in the quarter, with performance broadly dispersed across sector and geography in the portfolio and the market, as stocks broadly rebounded post the COVID-19 lows in March and April. While not owning Information Technology and holding an average 5% cash allocation were both a relative drag on performance in the quarter, strong stock returns outweighed the impact of what we did not own. However, the Fund’s year-to-date figures remain frustratingly poor following the first quarter sell-off. Our four largest positions – EXOR, Melco, Domino’s Pizza Group and Lanxess – have detracted from year-to-date performance, but they remain among the highest conviction investments for the coming years. We took advantage of the pandemic-led volatility to sell or trim companies that will be most challenged in the current environment and/or that are most fully valued and add multiple high-quality franchises to our portfolio at attractive prices. We believe this has materially improved the portfolio both in terms of quality and margin of safety, which we expect will lead to strong future performance.
Stock markets across the globe rallied sharply in the quarter amid early signs of positive coronavirus trends in some countries and economies reopening, coupled with unprecedented fiscal and monetary stimulus by central banks. While we were encouraged to see the market becoming more of a bottom-up weighing machine - to use Ben Graham’s phrase - in April, troubling trends started building in May and June as certain, long-favored parts of the market again felt more like a perpetual motion machine (reminder: there is no such thing!), as what had been going up for years resumed its march upward. We do not invest based on top-down analysis, but as dedicated fundamental investors focusing on the world from the bottom-line numbers. We have a hard time reconciling buoyant market headlines with the situation in the real economy. Nowhere was this more evident than in the US large cap market, as the gap between US and Non-US performance widened even further in the quarter.
As shown in the chart below, the US large cap cyclically adjusted price-to-earnings (CAPE) ratio is near an all-time high versus its own history. Some would say these multiples are supported by rock bottom interest rates. However, a skeptic would have to say that if low interest rates support a trailing CAPE of approximately 30 on the S&P 500, then the passive investor is agreeing to disappointingly low returns for the foreseeable future. An even worse case for the passive investor would be earnings yields regressing to the long-term mean. We constantly see going-in earnings yields compared to current bond yields, as if that constitutes a complete determination of equity valuations. But the math of deriving multiples also includes the important interplay between low growth rates and low discount rates, as well as the issue of terminal multiples. This is why multiples are historically more “sticky” than just tracking the inverse of bond yields. This is also why all shrewd real estate investors don’t simply buy properties at any cap rate, which is below the interest rate on their borrowings. One would have to move into less efficient and global markets with lower valuations to begin with to meet their expected return hurdles from the past. You do not have to look long at this chart to note that nearly the entire world outside of the US Large Cap space is priced below its average CAPE today. We are finding plenty of opportunity in these markets.
Additionally, the US Dollar (USD) remains heavily overvalued versus much of world, particularly Europe. While a currency translation effect in the face of the ever stronger USD has been a recurring headwind, the Fund benefitted in the quarter as the USD weakened. Today, the UK, Eurozone and Japan are notably inexpensive relative to their historical relationship to the USD, and we believe we could see this shift to a longerterm tailwind. Going forward, we believe we can outperform mostly because of what we own, but we think that avoiding the overvalued parts of the market and the potentially statistically cheap but lower quality parts of the market will also be key.

Shifting to what we own today, in our 1Q letter we discussed the three categories of COVID impact to our portfolio companies: 1) those that have benefitted in at least some way and therefore had little value pain; 2) those that have taken some pain but will survive and can keep growing over the medium term and 3) those that have some real, material issues to deal with, which saw a more material near-term value hit and potential for permanent value impairment. The percentages for the Fund were 26%/64%/4% in each bucket (+6% cash) the last time we updated you, but today they are 30%/66%/0% (+5% cash). As we noted last quarter, we are continually reviewing each existing company and comparing it against opportunities to upgrade the quality and durability of the portfolio with any new additions. While this may look like a small headline shift, a deeper dive shows a material upgrade in the underlying portfolio position. We firmly believe that this will lead to better prospective returns from here due to a higher quality portfolio.
We noted in the letter that EXOR was categorized in the second bucket but that “it could quickly move to the first category if the two recently announced deals – the merger of FCA and Peugeot and the sale of PartnerRe to Covea - continue as planned.” The PartnerRe deal was originally an unsolicited opportunistic bid that management could not pass up given the premium, rather than a targeted asset divestiture. It was disappointing to see Covea back out of the agreement in the quarter. Our view on reinsurance was steadily improving during the same period they made the decision to break the deal. The COVID impact on top of an already firming price environment is translating to the hardest (most positive) reinsurance pricing environment in years. We believe this is a good time to be allocating capital to the space. That is also part of the calculus in investing in Fairfax and its Odyssey reinsurance subsidiary, with whom our long history also informs our current bullish view. We are disappointed not to receive deal liquidity at what would have been an opportune time, but we were happy to see CEO John Elkann’s discipline in refusing to negotiate a lower, fire sale price in the face of a dramatically improving business environment. PartnerRe is well positioned to thrive over the next few years and ultimately be worth more than Covea’s offer. We believe that EXOR’s firm stance on refusing to re-open discussions demonstrates conclusively what sort of negotiator Mr. Elkann will be in seeing through the more strategically important FCA-PSA deal. In prior situations, EXOR has gone out of its way to stand by its commitments despite changing environments. This high integrity and conviction increase the probability of a successful conclusion in the fourth quarter of 2020 or by the first quarter of next year. Our appraisal value was never dependent upon the deals closing, and we remain highly confident in John Elkann as the right partner for navigating EXOR through the current environment to come out even stronger on the other side.
The third bucket, which held C&C Group and OCI, was the most important category for us to address, as we sought to upgrade the portfolio. We exited both companies in the second quarter, though for somewhat different reasons. The common denominator was people changes, a decline in the business outlook amidst the COVID-19 environment and balance sheet deterioration.
C&C is the most singularly impacted investment in the fund from COVID-19. After being a top contributor in 2019, our outlook for the business and view on the people changed entirely in a short two-month period. First, CEO Stephen Glancey announced his surprise retirement in February. Glancey was a key part of our case, given his strong track record of value creation as an owner-operator. We put in the order to sell half our position as soon as the announcement was made and began revisiting the facts of the case. Only a number of weeks later, the pandemic drove the closure of all pubs across C&C’s markets in Ireland, England, Scotland and Wales. The high margin on-trade business in these markets contributed over 60% of C&C’s profits on paper but even higher than that when factory utilization and corporate overheads are taken into account. The balance sheet rapidly deteriorated given the monthly operating losses, and as the normal negative working capital balance became a significant liquidity drain, and payables came due with no receivables to keep working capital in balance, the result was dramatically rising debt levels. We believe there is a material risk that the balance sheet stress could persist into 2021, at which point the risk of a capital raise to repair the balance sheet rises. As the facts of the case changed dramatically in a short period, we sold the full position in the quarter.
We also completed our exit of OCI in the second quarter, as a result of a combination of people changes (as founder Nassef Sawiris, whom we admire and support, stepped back from day-to-day management of the company) and balance sheet deterioration, amid a particularly challenging macroeconomic backdrop. OCI was a smaller position than C&C but was a longer-standing disappointment in the portfolio. We have maintained an engaged dialog with management on the potential to create value through asset sales or to potentially sell the business over the course of our ownership, but ultimately the macro swamped the ability for the company to execute on the original case. The outcome reminded us of the business quality lesson wisely summed up by Warren Buffett: “When a management with a reputation for brilliance tackles a business with a reputation for bad economics, it is the reputation of the business that remains intact.”
Finally, we sold Bolloré Group, which we bought in August 2018 but have followed for years, tracking back to our investment in Vivendi in 2011-12. The original thesis was based on generational change to new leadership being a catalyst to unlock the latent value of this conglomerate of attractive businesses. However, we grew concerned over our alignment with the controlling family. We concluded that there were better places to allocate our capital given all the opportunities the COVID-19 pandemic provided.
We used the proceeds from these three sales to initiate two new positions – Accor and another company, which remains undisclosed while we build out the position. Both companies fall into category 2, and we believe help further upgrade the portfolio’s long-term upside. We discuss Accor in more detail below in the portfolio activity section. We continue to monitor the portfolio and our on-deck list and will take advantage of identified opportunities to increase the portfolio quality, margin of safety and potential performance upside.

Contributors/Detractors
(Q2 Investment return; Q2 Fund contribution)
Melco International (36%, 2.36%), the Macau casino and resort holding company, was the top contributor for the quarter, after being the largest detractor in the first quarter. Melco’s operating subsidiary Melco Resorts (MLCO) reported better than expected results in the first quarter, with gross gaming revenue (GGR) market share growing quarter-over-quarter. This, combined with optimism on potential easing of travel restrictions, led to a strong price rebound from depressed levels. The Macau operating environment remains challenging due to COVID-19 induced travel restrictions in the region. With China, Hong Kong and Macau borders effectively closed, Q2 GGR was down over 95% year-over-year. Macau has been very effective in containing the spread of the virus, but the casinos are virtually empty and will remain so as long as there is a 14-day quarantine requirement by the neighboring Chinese province of Guangdong, which accounts for nearly half of all Chinese visitation to Macau. Hong Kong has seen a minor second wave of COVID-19 and extended the border restrictions into August. There is increasing optimism, partly fueled by comments from Macau’s Chief Executive Ho lat Seng, of a travel bubble formation between Guangdong and Macau, which could jumpstart the recovery. MLCO management is managing its balance sheet and cash flows well during these tough times, reducing daily cash costs, liquidating its stake in Crown, reducing capex for the year and cancelling quarterly dividends. Today, MLCO has $3.2 billion of available liquidity, which is equivalent to almost two years of fullyloaded cash burn in a zero-revenue scenario. We are encouraged to see our partner CEO Lawrence Ho invested over $50 million of his personal capital in Melco International shares during the quarter - the highest amount of open market purchases by him ever.
Becle Sab de Cv (59%, 2.08%), the tequila and spirits holding company, added to the quarter’s strong returns. The first quarter featured particularly good results from Becle’s Jose Cuervo Tequila brands, with volume and pricing up significantly in constant currency over the last two years. Our appraisal of the company’s value increased, even as the lockdown froze most of Becle’s on-premise (bar and restaurant) sales. However, 87% of Becle’s US dollar-value is consumed off-premise, and US at-home spirits consumption (particularly of tequila) has accelerated significantly during the lockdown. Tequila and Irish Whiskey (Becle owns Bushmills as well) have taken share from beer and vodka for years, and the trend appears to be accelerating. Becle’s Mexican business, representing <20% of the company’s revenues, has however been weaker recently, and Becle’s consolidated gross margins remain depressed due to cyclically high agave prices. However, when the commodity’s supply catches up and pulls down pricing over the next several years, Becle margins should increase significantly. Rumors of a potential Campari acquisition at a significant premium also helped drive the stock’s price appreciation in the quarter.
Lanxess (33%, 1.81%), a German specialty chemical company, was also a positive contributor for the quarter. While its auto-exposed Engineered Materials business, which accounted for a mid-teens percent of revenues in FY19, naturally suffered in the COVID-19 environment, its other consumer facing businesses have proven more resilient to the downturn. For example, its Consumer Protection Products business, which manufactures disinfectants and biocides, is likely to benefit from a demand uptick created by COVID-19. Unlike other DAX companies, CEO Matthias Zachert has provided guidance, which speaks to his confidence that Lanxess can deliver even in these trying times. During the quarter, Lanxess strengthened its already robust balance sheet, which should help insulate the company from any continued uncertainty or further COVID-19 impact. Management took the decision to suspend the share buyback program and reduced capital expenditure by €50 million, while also executing cost measures of €50-100 million. The company completed the sale of Currenta in April, which generated an additional €150 million in pre-tax profit participation. This ultimately leaves Lanxess with a total liquidity position of €3 billion (cash and financial assets). Zachert has a strong track record of value-accretive M&A, and this environment is likely to create some compelling opportunities which Lanxess is well placed to capitalize on once the dust settles.
Prosus (33%, 1.54%), a global consumer internet group, was another top contributor in the quarter and the strongest year-to-date contributor. The company’s 31% stake in Tencent demonstrated significant resilience during the pandemic. Tencent’s online advertising and gaming businesses grew revenues by 30% last quarter, as consumers spent more time on their mobile phones during the lockdown. Prosus has both the discipline and financial strength to navigate the current uncertain environment. Over the past year, Prosus made only 54 investments after evaluating over 5,000 potential transactions. At a time when cash is king, Prosus has $4.5 billion in net cash and has access to an undrawn $2.5 billion revolving credit facility. Furthermore, the company has no debt maturing until 2025. Despite a strong track record and solid fundamentals, Prosus continues to trade at a significant discount to its net asset value. Management’s compensation is tied to getting shareholder value recognized, and we expect that they will continue to work to close the gap between price and value.
Portfolio Activity
As discussed above, we sold OCI, C&C and Bolloré in the quarter and established new positions in Applus and the global hotel operator, Accor. Both new positions are “recycled” companies that we know well and have successfully invested in before.
We first invested in Accor in mid-2008 through March 2013. This period saw external pressure by Colony Capital, led by Sebastien Bazin, to shift to an asset-light business model of hotel operations and spin out the “hidden gem” independent voucher business, which became Edenred. We supported both of these actions and developed an appreciation for Mr. Bazin’s successful approach. After we exited the position when it reached our appraisal value, he was appointed CEO of Accor. The transition from external capital allocator to operating executive was not a simple process. We kept up with him and the company in the intervening years, but the discount to value and business/people opportunity never aligned until COVID-19 disrupted the hospitality scene. Today, Accor runs an asset-light management and franchise model on 96% of rooms. The company has an even stronger portfolio of brands post its Fairmont Raffles and Movenpick acquisitions. These deals complete the company line up. An expanding focus and pipeline in high-quality luxury and upscale, which comprises 41% of fee income, with the pipeline skewed further towards this category, is coupled with the strongest liquidity in the global hotel industry with over €2bn cash on hand. Our past and current experience with Mr. Bazin indicate a shareholder value-focused management. He has a history of buybacks and has returned 20% of the market cap to shareholders via buybacks and dividends over the last three years. We do not profess to know how the pandemic will ultimately play out, but we are confident that assetlight, large scale hotel brands will still be valuable franchises on the other side. Accor is well placed to take advantage. Over the long term, it could be a consolidation target.
Outlook
The second half of 2020 has the potential for additional geopolitical drama and market uncertainty. A presidential election in the US in the face of a continuing global pandemic and a developing cold war between the US and China, coupled with unprecedented monetary and fiscal intervention, translates into an extraordinarily broad range of possible outcomes. While we cannot predict the direction or shape that markets will take in the near-term, our decades of experience tell us that the best place to be in an uncertain environment is in high-quality, well-financed, owneroriented companies bought at a discount to intrinsic value held for the long term. The portfolio trades at a price-to-value (P/V) ratio in the low-60s%, the Fund is close to fully invested with 5% cash and our on-deck list remains robust. Even after a strong relative and absolute second quarter, the first three months of the year left us in a hole on our near-term trailing performance numbers. We are confident that ground can continue to be recovered, and the 22-year track record of value creation will show through again.

Performance History (Unaudited)
International Fund
Comparison of Change in Value of $10,000 Investment
Since Inception October 26, 1998
Average Annual Returns for the Periods Ended June 30, 2020
	YTD*	1 Year	5 Year	10 Year	20 Year	Since Inception 10/26/98
International Fund	-20.87%	-16.24%	1.98%	4.10%	4.65%	6.33%
MSCI EAFE Index	-11.34	-5.13	2.05	5.73	2.91	4.05
*	Year-to-date (YTD) not annualized.
The index is unmanaged. Because the MSCI EAFE Index was available only at month-end in 1998, we used the 10/31/98 value for performance since inception. Returns reflect reinvested capital gains and dividends but not the deduction of taxes an investor would pay on distributions or share redemptions. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting southeasternasset.com. The International Fund is subject to stock market risk, meaning stocks in the Fund may fluctuate in response to developments at individual companies or due to general market and economic conditions. Also, because the Fund generally invests in 15 to 25 companies, share value could fluctuate more than if a greater number of securities were held. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments, exposure to non-U.S. currencies, and different accounting and financial standards. These risks may be higher when investing in emerging markets.
As reported in the Prospectus dated May 1, 2020, the total expense ratio for the International Fund is 1.17% (gross) and 1.15% (net). The expense ratio is subject to fee waiver to the extent normal annual operating expenses exceed 1.15% of average annual net assets. Please refer to the Financial Highlights within this report for the Fund's current expense ratio.

Portfolio Summary (Unaudited)
International Fund
Portfolio Holdings at June 30, 2020
		Net Assets
Investments		95.4%
EXOR N.V.	9.4
Melco International Development Limited	7.3
Domino's Pizza Group PLC	6.2
LANXESS AG	5.9
Prosus N.V.	5.9
Fairfax Financial Holdings Limited	5.2
Becle, S.A.B. de C.V.	4.8
Glanbia plc	4.8
LafargeHolcim Ltd	4.7
MinebeaMitsumi Inc.	4.7
Baidu, Inc. ADR	4.7
Lazard Ltd	4.6
CK Asset Holdings Limited	4.6
Compagnie Financiere Richemont SA	4.5
Millicom International Cellular S.A.	4.0
CK Hutchison Holdings Limited	3.7
Accor S.A.	3.7
Gruma, S.A.B. DE C.V.	2.9
Great Eagle Holdings Limited	2.3
Applus Services, S.A.	1.5
Cash Reserves Net of Other Assets and Liabilities		4.6
		100.0%
Fund holdings are subject to change and holding discussions are not recommendations to buy or sell any security.
Portfolio Changes January 1, 2020 through June 30, 2020
New Holdings	Quarter
Accor S.A.	2Q
Applus Services, S.A.	2Q
Glanbia plc	1Q
Prosus N.V.	1Q
Trip.com Group Limited ADR	2Q

Eliminations
Bollore	2Q
C&C Group plc	2Q
OCI N.V.	2Q
Trip.com Group Limited ADR	2Q

Portfolio of Investments (Unaudited)
International Fund
Common Stocks
	Shares	Value	% of Net Assets
Beverages
Becle, S.A.B. de C.V. (Mexico)	25,785,346	$ 49,563,688	4.8%
Capital Markets
Lazard Ltd - Class A(a) (United States)	1,639,840	46,948,619	4.6
Chemicals
LANXESS AG (Germany)	1,139,615	60,264,326	5.9
Construction Materials
LafargeHolcim Ltd (Switzerland)	1,117,339	48,417,856	4.7
Diversified Financial Services
EXOR N.V.(b) (Netherlands)	1,669,354	95,815,882	9.4
Food Products
Glanbia plc (Ireland)	4,306,025	48,932,830	4.8
Gruma, S.A.B. DE C.V. (Mexico)	2,767,250	29,995,548	2.9
		78,928,378	7.7
Hotels, Restaurants & Leisure
Accor S.A. (France)	1,377,653	37,598,210	3.7
Domino's Pizza Group PLC*(b)(c) (United Kingdom)	16,631,498	63,838,727	6.2
Melco International Development Limited(b) (Hong Kong)	38,002,700	74,093,845	7.3
		175,530,782	17.2
Industrial Conglomerates
CK Hutchison Holdings Limited (Hong Kong)	5,807,500	37,606,972	3.7
Insurance
Fairfax Financial Holdings Limited (Canada)	171,409	52,956,745	5.2
Interactive Media & Services
Baidu, Inc. ADR* (China)	402,299	48,231,627	4.7
Internet & Direct Marketing Retail
Prosus N.V.* (Netherlands)	643,867	59,852,548	5.9
Machinery
MinebeaMitsumi Inc. (Japan)	2,653,200	48,361,552	4.7
Professional Services
Applus Services, S.A. (Spain)	1,959,193	15,093,098	1.5
Real Estate Management & Development
CK Asset Holdings Limited (Hong Kong)	7,743,500	46,436,179	4.6
Great Eagle Holdings Limited(b) (Hong Kong)	9,449,835	23,854,383	2.3
		70,290,562	6.9
Textiles, Apparel & Luxury Goods
Compagnie Financiere Richemont SA (Switzerland)	716,963	46,244,344	4.5
Wireless Telecommunication Services
Millicom International Cellular S.A. (Sweden)	1,549,225	40,783,891	4.0
Total Common Stocks (Cost $955,815,230)		974,890,870	95.4
Options Purchased
	Notional Amount
Currency
Hong Kong Dollar Put, 9/21/20, with BNP Paribas, Strike Price $7.80 (Hong Kong)	35,000,000	24,500	—
Hong Kong Dollar Put, 6/23/21, with BNP Paribas, Strike Price $7.80 (Hong Kong)	133,000,000	651,700	0.1
Total Options Purchased (Cost $1,163,470)		676,200	0.1
See Notes to Financial Statements.

Short-Term Obligations
	Principal Amount	Value	% of Net Assets
Repurchase agreement with State Street Bank, 0.00%, dated 6/30/20, due 07/01/20, Repurchase price $43,519,000 (Collateral: $44,389,465 U.S. Treasury Bond, 2.25% due 8/15/27, Par $39,190,300) (Cost $43,519,000)	43,519,000	$ 43,519,000	4.3%
Total Investments (Cost $1,000,497,700)		1,019,086,070	99.8
Other Assets (Liabilities), Net		2,426,236	0.2
Net Assets		$1,021,512,306	100.0%

*	Non-income producing security.
(a)	Master Limited Partnership
(b)	All or a portion of this security is restricted to cover the notional amount of forward currency contracts, total value $45,520,900.
(c)	Affiliated issuer during the period. See Note 6.

Forward Currency Contracts
Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Gain
USD 30,030,012	RMB 212,198,075	State Street	12/16/20	$277,797
USD 15,442,849	RMB 109,891,314	State Street	3/17/21	101,046
				$378,843
Currency Abbreviation:
RMB - Chinese Renminbi
USD - U.S. Dollar
Country Weightings
Net Assets
Hong Kong	18.0%
Netherlands	15.3
Switzerland	9.2
Mexico	7.7
United Kingdom	6.2
Germany	5.9
Canada	5.2
Ireland	4.8
China	4.7
Japan	4.7
United States	4.6
Sweden	4.0
France	3.7
Spain	1.5
Cash & Other	4.5
100.0%
Regional Weightings

See Notes to Financial Statements.

Management Discussion (Unaudited)
Global Fund
Longleaf Partners Global Fund rebounded from a challenging first quarter with a strong absolute return of 19.40% in the second quarter, roughly equal to the MSCI World’s 19.36%. Most companies posted positive results in the quarter, as stocks broadly rebounded post the COVID-19 lows in March and April. While not owning Information Technology and holding an average 10% cash allocation were collectively a 3.7% drag on relative performance in the quarter, strong stock returns outweighed the impact of what we did not own. However, the Fund’s year-to-date figures remain frustratingly poor following the first quarter sell-off. While our investments performed nicely from the lows, this was not significant enough to offset the declines in the first quarter. We are confident in the quality of our businesses and in our aligned management teams’ ability to build significant future value and drive returns for the Fund. In this letter, we will focus first on what drove performance, what detracted and discuss what we do not own (and are happier than ever to avoid today, even as this has contributed to the Fund trailing the index). Finally we will end with what is most important: what we own today, how we have upgraded the portfolio, and why we believe this sets us up for stronger returns going forward.
Performance Review
Although most companies posted positive results in the quarter as markets rebounded, a handful of our companies declined. As we started the year, we felt that the companies we owned were broadly well-prepared for a downturn, but we had not taken into account the possibility for a once every 50 to 100 years pandemic-led downturn, which uniquely hit some businesses. At General Electric, the abrupt stoppage in air travel has hit GE Aviation worse than in previous downturns (when profits were actually flat to up). Additionally, Fairfax Financial (FFH), which was a star in the global financial crisis (GFC) downturn, has so far disappointed from a stock price perspective in the current downturn. From a relative perspective, FFH also suffered as a cloud hangs over many insurers due to the ongoing business interruption insurance debate over COVID-19. FFH was also grouped with emerging market stocks after a decade of value-accretive investments outside of North America amidst an environment where US large cap companies have continued to dominate global markets. We took our time to reassess our FFH case and ultimately decided to buy more, a decision which was bolstered further when CEO/Founder Prem Watsa stepped up with a personal investment of over $100 million. We have filtered through the tough reality of the “new normal” environment into our appraisals for each business and made changes in our portfolio positioning where appropriate to reflect our new outlook.
To the positive, our relative energy overweight and better stock specific performance by natural gas company CNX and pipeline operator Williams was a bright spot for absolute and relative performance. We have built on lessons learned in previous downturns in that industry and avoided optically discounted oil companies. Additionally, our newer positions in DuPont and Carrier (which spun out of United Technologies (UTX) at the start of the quarter) were also both top contributors. Our decision to upgrade the portfolio by adding to Carrier is already paying off.
Market Review: What We Do Not Own
Last quarter, we wrote to you about the extreme dislocation in markets and the virtues of not panicking at the bottom. As we said then:
The stock market typically reacts most to the second derivative of a curve – are things accelerating, decelerating or flattening out? While the absolute number of cases and deaths will grow in the near term, there is a chance that the worldwide rate of growth could begin decelerating with aggressive global mitigation measures being taken. This could be perceived positively by markets… [Also], as the number of cases and testing increases around the world, this larger sample size gives the world more data to analyze…. The market hates uncertainty, so while more data very likely will lead to more immediate negatives, the fact that there will be fewer “unknown unknowns” in the months to come will likely be a positive. Additionally, the worldwide focus on developing a COVID-19 vaccine gives us confidence that, as we look into 2021 and beyond, the market should begin discounting a more “normal” world, even if the new definition of normal looks very different than it did in 2019.
Today, we have a different message. While we were encouraged to see the market becoming more of a bottom-up weighing machine - to use Ben Graham’s phrase - in April, troubling trends started building in May and June as certain, long-favored parts of the market again felt more like a perpetual motion machine (reminder: there is no such thing!), as what had been going up for years resumed its march upward.
We are now into the seventh bear market of the last 50+ years. The first six can be broadly grouped into two different categories: those that were started by an external macro shock and those that were started by the popping of a speculative stock market bubble. Four of the six were driven by external shocks and were less kind to value investing in their beginnings. This current downturn has thus far been the fifth in this group. The other two downturns more directly involving bubbles were kinder to value investors initially. We do not have much to add to this great article, which we highly recommend as educational reading:
https://www.researchaffiliates.com/en_us/publications/articles/808-value-in-recessionsand-recoveries.html.
The good news for the go forward for our portfolio is two-fold: 1) value investing did bounce back better than the market in the previous four macro-shock downturns after the initial pain and 2) we think it is likely that there is still a speculative bubble to pop in the near term. We hate how painful it has been over the last decade to get to this point, but we do think that this is a rare moment that is measured in generations.

We believe we can outperform mostly because of what we own, but we think that avoiding the overvalued parts of the market and the potentially statistically cheap but lower quality parts of the market will also be key. As growth stocks continue to drive the market upwards, we have seen higher multiple, higher return on equity (ROE) stocks particularly outperform. The market has moved from discounting these businesses at a high-single-digit discount rate to a mid-single-digit or lower rate over the last several years. It is also likely that terminal multiples have gone up as well, signaling a dangerous level of overconfidence about what the world will look like 5-10+ years from now for each of these stocks vs. the broader market.
In order to put some more detailed numbers on this concept, meet the “20/20 Club” – those stocks with a PE ratio > 20x and an existing ROE > 20%. Much like how the market became infatuated with stocks like this in the early ‘70s “Nifty Fifty” and again in the late ‘90s with the “Dotcoms,” a period of easy money has served as rocket fuel for these stocks. Here is how the 20/20 Club out of several indices has fared over the last five years:
If anything, this effect is understated because money-losing or barely-earning yet highflying technology and healthcare companies do not make the cut because of their current ROEs. The 20/20 Club now has an average forward P/E of 32 vs. the rest of the index at 17 and the Fund at 14.4. This gap is enormous and very rare historically.
We thought it might help to illustrate this point in more detail with a specific company that we love qualitatively but don’t own: Idexx, the great animal diagnostics company. It is near the top of our list in terms of growth runway and competitive position, and we expect the company to continue to meet its projected low double-digit profit growth in the near term.
We know that owning stocks with growing earnings per share (EPS) is good at the right price. But what is “low double-digit profit growth for a while” worth? In analyzing Idexx, we start by running our typical discounted cash flow (DCF) model, with the high end of our usual conservative assumptions: 12.5% profit growth for 8 years, discounted back at 9%, using a relatively high (by our standard) 15x terminal value because the quality of the business is so great. Over the last decade, we have stuck to an average high single digit discount rate, rather than chasing down to the low single digits, because the equity risk premium has averaged 300-500bps as far back as there are records. Even in the context of today’s 30-year US treasury yield of 140bps and 10-year yield of 65bps, we still believe a 4-6% risk free rate (RFR) makes sense vs. a long look back at history and/or a 1% population growth + 1-2% productivity growth + 2-3% inflation. We have also stuck to an initial term of 5-10 years of growth because things can change a lot beyond that timeframe. Finally, we cap our max terminal value at around the longrun average market price-to-earnings (P/E) ratio, defined roughly as “mid-teens”. Using our typical approach gives you a 26x free cash flow (FCF), or a conservative value of approximately $135.

But, what if we are being too conservative? The chart below shows what happens when we change the assumptions in the model. Tinkering with the inputs can quickly yield much higher - though we would submit unsustainably so - outputs:
Change up the growth numbers a bit for other market favorites beyond FAAANM, like Visa, Master Card, Workday, ServiceNow, Intuit, Autodesk, Adobe, Shopify, Dollar General, Costco, Wal-Mart, Zoetis, Rollins, Brown Forman, etc., and you can see how they get their current multiples and how the S&P 500 P/E multiples quickly get into nosebleed territory. There are non-US equivalents in certain cases, but the S&P 500 is home to the most overvaluation today. These specific examples are all great companies. Value investors, like ourselves, have undoubtedly suffered by missing out on their run. However, we believe there is a big difference between “owning a great company at a fair price” and owning these companies that have been the prime driver of the market over the last few years at today’s full valuations. Today, these stocks are reminiscent of the aforementioned bubbles in the mid-late ‘90s and the early-mid ‘70s, when stock performance became way too concentrated as people paid up for “certainty.”
On the other side of the coin, not all low-multiple stocks are created equal. While we evaluate every company on a bottom-up basis and are hesitant to rule out entire sectors of the market, there are certain industries that make up a meaningful part of the index we intentionally remain relatively underweight. Some of the lower multiple groups in the MSCI World are mature health care companies, oil majors and banks. We have trouble capitalizing some of the high returns in mature health care these days, as the US health system is not working for its high cost. There is a greater than 50% probability we will see an administration change coming out of the November elections, which would likely lead to further changes to the system. That said, we do have one on-deck company that we have vetted within this industry, which we think could be unique. We have always had a hard time understanding why the oil majors trade where they do and still struggle with them today. It seems possible that these are owned for their (now even more unsustainable) dividends and/or for shadow-indexing purposes. The world has changed in a big way for companies focused on oil and for many others in the energy industry that do not have strong balance sheets. Banks also look statistically cheap now. The current downturn looks like it could be uniquely bad for this industry, as banks are hit from a variety of angles in the small business, consumer and real estate lending worlds, growing digital trends are eroding their brand power and finally a potential administration change could put their dividends at risk. We also see higher tax rate risk for all three of these industries. Our relative underweight will likely have a strong impact on our relative returns going forward because these groups make up over 20% of the market cap of the MSCI World Index and approximately 18% of the stocks in this index, and we often see value peers owning even greater weightings than this.
A key lesson that we have learned over the past decade is that future value growth is more important than a single point in time price discount. Our greatest investment successes have come from companies where our appraisal value has steadily grown, and our management teams have taken steps to get that value recognized. Our greatest mistakes have come from focusing too much on the discounted price at the expense of business and people quality and value growth. Today, we are firmly focused on future value growth, but we doubly benefit from deep discounts across the board in the current environment.

What We Do Own: Looking to the Future
Back to what we do own, in last quarter’s letter, we described three buckets of stocks in our portfolios post-COVID: 1) those that have benefitted in at least some way and therefore had little value pain; 2) those that have taken some pain but will survive and can keep growing over the medium term and 3) those that have some real, material issues to deal with, which saw a more material near-term value hit and potential for permanent value impairment. The percentages for the Fund were 31%/57%4% in each bucket (+8% cash) the last time we updated you, but today they are 30%/55%/1% (+15% cash). While this looks like a small headline shift, a deeper dive shows a material upgrade in the underlying portfolio position. We firmly believe that this will lead to better prospective returns from here due to a higher quality portfolio.
We noted in the 1Q letter that EXOR was categorized in the second bucket but that “it could quickly move to the first category if the two recently announced deals – the merger of FCA and Peugeot and the sale of PartnerRe to Covea - continue as planned.” The PartnerRe deal was originally an unsolicited opportunistic bid that management could not pass up given the premium, rather than a targeted asset divestiture. It was disappointing to see Covea back out of the agreement in the quarter. Our view on reinsurance was steadily improving during the same period they made the decision to break the deal. The COVID impact on top of an already firming price environment is translating to the hardest (most positive) reinsurance pricing environment in years. We believe this is a good time to be allocating capital to the space. We are disappointed not to receive deal liquidity in what would have been an opportune time, but we were happy to see CEO John Elkann’s discipline in refusing to negotiate a lower, fire sale price in the face of a dramatically improving business environment. PartnerRe is well positioned to thrive over the next few years and ultimately be worth more than Covea’s offer. We believe that EXOR’s firm stance on refusing to re-open discussions has to be a positive factor in seeing the more strategically important FCA-PSA deal through. Mr. Elkann has demonstrated conclusively what sort of negotiator he will be. In prior situations, EXOR has gone out of its way to stand by its commitments despite changing environments. This high integrity and conviction increase the probability of a successful conclusion in the fourth quarter of 2020 or by the first quarter of next year. Our appraisal value was never dependent upon the deals closing, and we remain highly confident in John Elkann as the right partner for navigating EXOR through the current environment to come out even stronger on the other side.
The third bucket, which held OCI, was the most important category for us to address, as we sought to upgrade the portfolio. We exited the company in the second quarter, as a result of a combination of people changes (as founder Nassef Sawiris, whom we admire and support, stepped back from day-to-day management of the company) and balance sheet deterioration, amid an environment where the macro swamped the ability for the company to execute on the original case.
We would add the following important notes to our current expectations for the various groups of stocks within the COVID-19 environment.
1. Stocks that seem like they are 100% binary today as it relates to the virus might be more nuanced as the year plays out. For example, when Carrier spun out of UTX at the start of the quarter, it was viewed as an overleveraged company that was vulnerable to the economy stopping as people deferred HVAC (heating, ventilation and air conditioning) spending. That perception changed quickly however, as HVAC spend has so far hung in better than expected, the company renegotiated a debt covenant, management purchased shares personally and the market began to focus on the best in class Carrier brand name’s long term staying power. Going forward, we could see stocks like GE transition out of the virus-correlated large daily price swings, as large parts of GE’s value are much less long-term impacted than the market seems to be saying today.
2. If stocks might stay in the “virus binary” category for a while in the market’s perception, then we want to own only those companies that have trophy assets, great partners and balance sheets that let them go on offense. Melco International is a good example in this category.
3. We are also going to see the importance of great partners more than ever. It has been wonderful to see big owners like Prem Watsa at FFH and Lawrence Ho at Melco step up with big insider buys. Additionally, John Elkann made the difficult yet long-term correct decision not to renegotiate the sale of PartnerRe to Covea.
4. Sometimes surprisingly good things happen to specific investees that do not fall into any of these categories. For example, while it had been a painful wait to see CNX outperform, at long last natural gas sentiment shifted positively due to a variety of hard-to-foresee factors, plus the company delivered another solid quarter based on what was in their control.
5. As we said last quarter: if things change for real (not just a stock moving around day to day), we will change the portfolio accordingly. We had more activity than usual on this front in the quarter.
Contributors/Detractors
(Q2 Investment return; Q2 Fund contribution)
CNX (63%, 3.33%), the Appalachian natural gas producer, was the top contributor in the quarter. The company reported strong free-cash flow and earnings before interest rate, tax, depreciation and amortization (EBITDA) growth in the first quarter. CNX has demonstrated a path to reach $500-$730 million annual pretax cash earnings over the next several years, assuming modest $2.45-$3.00/mcf gas prices. If the commodity price continues to disappoint going forward, CNX maintains the industry’s best hedging book, as well as one of its lowest leverage ratios. CNX bonds trade close to par, while inferior exploration and production peers face near-term bankruptcy risks. CNX also recently announced cuts to its six-year capital expenditure plans, which should increase cash profitability on flat gas production. CEO Nick DeIuliis and Chairman Will Thorndike have taken decisive actions to restore long-term profitability during an excruciating year for the energy industry. They have more moves to make this year from a position of relative strength.
Carrier (57%, 2.42%), the HVAC manufacturer that was spun out of United Technologies at the beginning of April, was a positive contributor. Though it was initially overshadowed by the simultaneous spin of more expensive Otis Elevators, which we sold soon after its distribution, Carrier is a high-quality business. We bought additional Carrier shares when the stock traded at less than half our appraisal and a 7x trailing P/E, against similar competitors trading at 13-17x. Carrier owns strong brands and has a reasonable debt load. As a result of COVID shutdowns and abnormally high growth in last year’s first quarter, Carrier’s first-quarter 2020 organic revenue declined 9% yearover-year, and its operating income 12%. The company still earned healthy FCF. In March and April, CEO Dave Gitlin conserved cash by deferring capital expenditures and implementing permanent cost savings. We expect Carrier’s financial performance to improve significantly for the next several years as a focused independent company.
DuPont (57%, 2.42%), the industrial conglomerate, was another strong contributor to performance. Coronavirus-driven lockdowns led to 10-15% revenue declines across its businesses in April, but revenues have improved quickly in May and June. In Transport, revenues declined the most as auto production froze, while Safety & Construction and Electronics were more resilient as demand for Tyvek wrap and semiconductors held steady. Recently returned CEO Ed Breen took advantage of the crisis by shrinking DuPont’s unnecessarily wide product assortments, while simultaneously increasing the company’s investments into sales and R&D. The actions set up DuPont for better profitability and growth for years to come. DuPont’s Nutrition segment is also on track to close its value-growing merger with highly-valued International Flavors and Fragrances. DuPont has no significant debt maturities until the end of 2023 and is well positioned to navigate even an extended crisis.
Williams (38%, 2.34%), the natural gas pipeline company, was also a top performer. The company’s midstream assets in the Gulf of Mexico, Northeast and Transco (arguably the best pipeline in the world, carrying Texas gas to much of the US) grew EBITDA by a mid-single digit percentage. Natural gas demand has remained strong throughout the last several months. One of the reasons we had the opportunity to buy Williams at a discount was its exposure to customer Chesapeake Energy. However, when Chesapeake’s bankruptcy became official at the end of the quarter, Williams’ stock barely reacted as the market is coming to understand that this is not going to significantly impact Williams’ long term FCF and value per share. Despite the Williams stock appreciation this quarter, shares still trade for a significantly higher dividend yield and lower EBITDA multiple than the industry’s and stock’s own historical averages. The majority of Williams’ pipelines are growing their cash flows this year, and the company’s leverage is conservative.
Melco International (36%, 1.76%), the Macau casino and resort holding company, was a top contributor for the quarter, after being the largest detractor in the first quarter. Melco’s operating subsidiary Melco Resorts (MLCO) reported better than expected results in the first quarter, with gross gaming revenue (GGR) market share growing quarter-over-quarter. This, combined with optimism on potential easing of travel restrictions, led to a strong price rebound from depressed levels. The Macau operating environment remains challenging due to COVID-19 induced travel restrictions in the region. With China, Hong Kong and Macau borders effectively closed, Q2 GGR was down over 95% year-over-year. Macau has been very effective in containing the spread of the virus, but the casinos are virtually empty and will remain so as long as there is a 14-day quarantine requirement by the neighboring Chinese province of Guangdong, which accounts for nearly half of all Chinese visitation to Macau. Hong Kong has seen a minor second wave of COVID-19 and extended the border restrictions into August. There is increasing optimism, partly fueled by comments from Macau’s Chief Executive Ho lat Seng, of a travel bubble formation between Guangdong and Macau, which could jumpstart the recovery. MLCO management is managing its balance sheet and cash flows well during these tough times, reducing daily cash costs, liquidating its stake in Crown, reducing capex for the year and cancelling quarterly dividends. Today, MLCO has $3.2 billion of available liquidity, which is equivalent to almost two years of fullyloaded cash burn in a zero-revenue scenario. We are encouraged to see our partner CEO Lawrence Ho invested over $50 million of his personal capital in Melco International shares during the quarter - the highest amount of open market purchases by him ever.
Prosus (33%, 1.33%), a global consumer internet group, was another top contributor in the quarter and a strong year-to-date contributor. The company’s 31% stake in Tencent demonstrated significant resilience during the pandemic. Tencent’s online advertising and gaming businesses grew revenues by 30% last quarter, as consumers spent more time on their mobile phones during the lockdown. Prosus has both the discipline and financial strength to navigate the current uncertain environment. Over the past year, Prosus made only 54 investments after evaluating over 5,000 potential transactions. At a time when cash is king, Prosus has $4.5 billion in net cash and has access to an undrawn $2.5 billion revolving credit facility. Furthermore, the company has no debt maturing until 2025. Despite a strong track record and solid fundamentals, Prosus continues to trade at a significant discount to its net asset value. Management’s compensation is tied to getting shareholder value recognized, and we expect that they will continue to work to close the gap between price and value.
General Electric (-14%, -1.01%), the industrial conglomerate, was the only significant detractor in the quarter. GE’s Aviation segment, its most valuable, manufactures and maintains commercial and military jet engines. Aviation revenues will take years to recover back to 2019 levels, though they have already bottomed, and passengers have gradually begun to fly again. CEO Larry Culp responded to the COVID-19 crisis with decisive steps to control costs, and long-term GE Aviation earnings before interest and taxes (EBIT) margins should recover to over 20% once the industry recovers. With leading positions in narrow-body jets, GE Aviation has decades of strong growth ahead despite COVID-19’s sharply negative impact. GE’s Healthcare and Power sales slowed during the first quarter as hospitals postponed elective surgeries and plants deferred maintenance services, but the revenues of both businesses should bounce back later this year. COVID-19 has delayed GE’s ability to deleverage to its 2.5x industrial net debt/EBITDA target, but the balance sheet is strong enough to survive the downturn, and GE recently issued bonds with a 2050 maturity. Our appraisal of the value declined moderately and assumes a slow multi-year rebound for Aviation but is still more than 80% above the stock’s current price.
Portfolio Activity
This quarter was in many ways the opposite of the first quarter that started with more cash than usual and ended essentially fully-invested, as markets declined. In the second quarter, we started with more ideas than money but ultimately ended up building approximately 10% cash, as we sold three companies and trimmed several top performers as the quarter went on. This is frustrating to us, but we must stick to our discipline. We are keenly focused on continually upgrading the quality of the portfolio. We have done the work to build out a compelling on-deck list and can act quickly as stock prices cooperate. We believe that the current environment of uncertainty will yield the necessary price volatility for us to put the cash to work, as we did at the start of this quarter.
We took advantage of the chance to increase our position in Carrier early in the quarter, as it spun out of United Technologies (UTX) at a deep discount to its absolute value and inferior peers. As the stock appreciated later in the quarter, we trimmed some of our holding as price approached value. We also added to FFH as it was unfairly punished vs. its insurance peers. It was great to see CEO/Founder Prem Watsa join us with a massive personal purchase of over $100 million in the quarter.
We exited Otis as it spun out of UTX at or above our opinion of its fair value and joined the 20/20 Club. It was a harder decision to exit Raytheon Technologies, as it did not reach fair value in the quarter (although still a higher price to value (P/V) than most other holdings), but we ultimately concluded that the commercial aerospace business was changed for the worse and we already had a superior business in that industry at GE. The now more important defense business was not one we are as comfortable with for multiple reasons – especially given social concerns around the missile business and some of its key customers. Additionally, we felt the solid management team did not have enough ways to go on offense. As discussed above, we also finished our sale of OCI, as our outlook for the business weakened amid COVID-19, and management’s ability to go on offense deteriorated.
Outlook
We are confident that our underpriced, good businesses and their competent and shareholder-oriented management teams will produce above average returns. While our on-deck list unsurprisingly has fewer names than we had in March, they are uniquely competitive companies that we believe we will have the opportunity to own. A lot of the work we have done pre-qualifying the qualitative will not have been wasted on those stocks where prices rocketed higher in May and June, as we could get other shots at them and think it more likely than not that these shots could come quickly with the increased market volatility of this year. Some are closer than others, and we expect to see at least one to two new companies in the portfolio the next time we are writing to you. Examples on our on-deck list include the aforementioned large health care company, and we also have pre-qualified but are waiting on price another company that would be classified as health care but is really more of a consumer product company. We also did a good amount of work on a company that is transitioning from hardware to software and are excited about its business and people, but its price has not cooperated. A real estate/resources company has been on our radar for a long time but needs to show further progress on capital allocation, and we are monitoring management’s next steps closely. We have delved into a company with good people that we feel is unfairly lumped in with balance-sheet-heavy financials when it is actually more of a fee business, but the price is not right yet. A communications/media conglomerate is undergoing positive changes, so we are doing more work to get to the right decision. And the list goes on.
Our portfolio of competitively-entrenched and growing – but currently out of favor – businesses now has a forward P/E of 14.4 vs. the index at 21.9. We made meaningful progress in upgrading the strength and quality of the portfolio this quarter. Today we have approximately 15% in cash to put to work in new opportunities that qualify on our Business, People, Price criteria. We are confident we will have the opportunity to be a liquidity provider amid the current environment of heightened global uncertainty. While US large cap market favorites have gone to even higher prices on potentially lower earnings, we believe the quality of the businesses we own will be recognized and that our patience will be rewarded. We thank you for your partnership and look forward to delivering for you.

Performance History (Unaudited)
Global Fund
Comparison of Change in Value of $10,000 Investment
Since Inception December 27, 2012
Average Annual Returns for the Periods Ended June 30, 2020
	YTD*	1 Year	5 Year	Since Inception 12/27/12
Global Fund	-15.54%	-9.87%	3.13%	4.08%
MSCI World Index	-5.77	2.84	6.90	8.99
*	Year-to-date (YTD) not annualized.
The index is unmanaged. Returns reflect reinvested capital gains and dividends but not the deduction of taxes an investor would pay on distributions or share redemptions. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting southeasternasset.com. The Global Fund is subject to stock market risk, meaning stocks in the Fund may fluctuate in response to developments at individual companies or due to general market and economic conditions. Also, because the Fund generally invests in 15 to 25 companies, share value could fluctuate more than if a greater number of securities were held. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments, exposure to non-U.S. currencies, and different accounting and financial standards. These risks may be higher when investing in emerging markets.
As reported in the Prospectus dated May 1, 2020, the total expense ratio for the Global Fund is 1.32% (gross) and 1.20% (net). The expense ratio is subject to fee waiver to the extent normal annual operating expenses exceed 1.20% of average annual net assets. Please refer to the Financial Highlights within this report for the Fund's current expense ratio.

Portfolio Summary (Unaudited)
Global Fund
Portfolio Holdings at June 30, 2020
		Net Assets
Investments		84.8%
EXOR N.V.	8.7
CenturyLink, Inc.	7.4
FedEx Corporation	6.5
Melco International Development Limited	5.4
Fairfax Financial Holdings Limited	5.1
Prosus N.V.	5.0
The Williams Companies, Inc.	4.8
CNX Resources Corporation	4.7
Carrier Global Corporation	4.3
General Electric Company	4.2
DuPont de Nemours, Inc.	4.1
CK Hutchison Holdings Limited	4.1
MinebeaMitsumi Inc.	3.8
CK Asset Holdings Limited	3.8
LafargeHolcim Ltd	3.6
Comcast Corporation	3.5
Millicom International Cellular S.A.	2.6
Alphabet Inc.	2.6
CNH Industrial N.V.	0.6
Cash Reserves Net of Other Assets and Liabilities		15.2
		100.0%
Fund holdings are subject to change and holding discussions are not recommendations to buy or sell any security.
Portfolio Changes January 1, 2020 through June 30, 2020
New Holdings	Quarter
Carrier Global Corporation(a)	2Q
DuPont de Nemours, Inc.	1Q
Otis Worldwide Corporation(a)	2Q
Prosus N.V.	1Q
The Raytheon Company(a)	2Q

Eliminations
OCI N.V.	2Q
Otis Worldwide Corporation	2Q
The Raytheon Company	2Q
(a) - Acquired through corporate action of United Technologies Corporation.

Portfolio of Investments (Unaudited)
Global Fund
Common Stocks
	Shares	Value	% of Net Assets
Air Freight & Logistics
FedEx Corporation (United States)	123,237	$ 17,280,292	6.5%
Building Products
Carrier Global Corporation (United States)	508,614	11,301,403	4.3
Chemicals
DuPont de Nemours, Inc. (United States)	203,642	10,819,499	4.1
Construction Materials
LafargeHolcim Ltd (French Exchange) (Switzerland)	175,293	7,596,004	2.9
LafargeHolcim Ltd (Swiss Exchange) (Switzerland)	44,291	1,951,286	0.7
		9,547,290	3.6
Diversified Financial Services
EXOR N.V. (Netherlands)	401,542	23,047,299	8.7
Diversified Telecommunication Services
CenturyLink, Inc. (United States)	1,963,645	19,695,359	7.4
Hotels, Restaurants & Leisure
Melco International Development Limited (Hong Kong)	7,393,388	14,414,885	5.4
Industrial Conglomerates
CK Hutchison Holdings Limited (Hong Kong)	1,660,529	10,752,900	4.1
General Electric Company (United States)	1,627,422	11,115,293	4.2
		21,868,193	8.3
Insurance
Fairfax Financial Holdings Limited (Canada)	43,348	13,392,348	5.1
Interactive Media & Services
Alphabet Inc. - Class C* (United States)	4,837	6,837,632	2.6
Internet & Direct Marketing Retail
Prosus N.V.* (Netherlands)	143,011	13,294,007	5.0
Machinery
CNH Industrial N.V.* (Netherlands)	225,251	1,582,518	0.6
MinebeaMitsumi Inc. (Japan)	556,000	10,134,563	3.8
		11,717,081	4.4
Media
Comcast Corporation Class A (United States)	238,502	9,296,808	3.5
Oil, Gas & Consumable Fuels
CNX Resources Corporation* (United States)	1,435,491	12,416,997	4.7
The Williams Companies, Inc. (United States)	667,504	12,695,926	4.8
		25,112,923	9.5
Real Estate Management & Development
CK Asset Holdings Limited (Hong Kong)	1,661,029	9,960,850	3.8
Wireless Telecommunication Services
Millicom International Cellular S.A. (Sweden)	263,844	6,945,786	2.6
Total Common Stocks (Cost $237,482,646)		224,531,655	84.8
Options Purchased
	Notional Amount
Currency
Hong Kong Dollar Put, 6/23/21, with BNP Paribas, Strike Price $7.80 (Hong Kong) (Cost $169,680)	24,000,000	117,600	0.1
See Notes to Financial Statements.

Short-Term Obligations
	Principal Amount	Value	% of Net Assets
Repurchase agreement with State Street Bank, 0.00%, dated 6/30/20, due 07/01/20, Repurchase price $40,093,000 (Collateral: $40,894,968 U.S. Treasury Bond, 2.25% due 8/15/27, Par $36,105,100) (Cost $40,093,000)	40,093,000	$ 40,093,000	15.1%
Total Investments (Cost $277,745,326)		264,742,255	100.0
Other Assets (Liabilities), Net		115,406	—
Net Assets		$264,857,661	100.0%

*	Non-income producing security.
Country Weightings
Net Assets
United States	42.1%
Netherlands	14.3
Hong Kong	13.4
Canada	5.1
Japan	3.8
Switzerland	3.6
Sweden	2.6
Cash & Other	15.1
100.0%
Regional Weightings

See Notes to Financial Statements.

Statements of Assets and Liabilities (Unaudited)
at June 30, 2020
	Partners Fund	Small-Cap Fund	International Fund	Global Fund
Assets:
Non-affiliated investments in securities, at value (Cost $1,155,274,986, $1,099,134,003, $905,542,384, $237,652,326, respectively)	$ 1,028,944,818	$ 905,267,884	$ 911,728,343	$ 224,649,255
Affiliated investments, at value (Cost $191,248,476, $721,563,167, $51,436,316, $0, respectively)	65,692,823	499,189,141	63,838,727	—
Controlled investments, at value (Cost $0, $322,645,000, $0, $0, respectively)	—	235,226,866	—	—
Repurchase agreements, at value (Cost $268,536,000, $224,467,000, $43,519,000 and $40,093,000, respectively	268,536,000	224,467,000	43,519,000	40,093,000
Cash	72	775	355	581
Receivable from:
Fund shares sold	25,833	1,379,505	703,763	121,000
Dividends and interest	1,058,658	15,400,968	458,726	220,636
Securities sold	—	6,651,563	1,375,403	699,020
Investment Counsel	326,684	—	47,941	27,545
Foreign tax reclaims	—	—	695,783	41,144
Unrealized gain on foreign currency contracts	—	—	378,843	—
Other assets	19,320	31,970	10,813	2,204
Total Assets	1,364,604,208	1,887,615,672	1,022,757,697	265,854,385
Liabilities:
Payable for:
Fund shares redeemed	433,484	1,770,802	97,562	—
Securities purchased	—	—	—	696,571
Investment Counsel fee	993,649	1,414,444	923,996	264,023
Administration fee	120,829	176,935	92,951	23,469
Other accrued expenses	254,566	226,619	130,882	12,661
Total Liabilities	1,802,528	3,588,800	1,245,391	996,724
Net Assets	$ 1,362,801,680	$ 1,884,026,872	$ 1,021,512,306	$ 264,857,661
Net assets consist of:
Paid-in capital	$ 1,700,936,509	$ 2,838,356,468	$ 1,113,491,076	$ 281,307,241
Total distributable earnings	(338,134,829)	(954,329,596)	(91,978,770)	(16,449,580)
Net Assets	$1,362,801,680	$1,884,026,872	$1,021,512,306	$264,857,661
Net asset value per share	$ 17.05	$ 17.60	$ 13.99	$ 11.14
Fund shares issued and outstanding (unlimited number of shares authorized, no par value)	79,952,674	107,026,182	73,021,489	23,769,762
See Notes to Financial Statements.

Statements of Operations (Unaudited)
For the Six Months Ended June 30, 2020
	Partners Fund	Small-Cap Fund	International Fund	Global Fund
Investment Income:
Dividends from non-affiliates (net of foreign tax withheld of $278,422, $0, $395,506, $75,822, respectively)	$ 22,222,180	$ 12,824,186	$ 10,204,179	$ 3,811,521
Dividends from affiliates	—	6,266,163	—	—
Dividends from controlled investments	—	5,126,825	—	—
Interest from non-affiliates	574,028	—	190,109	84,008
Interest from controlled investments	—	2,323,991	—	—
Total Investment Income	22,796,208	26,541,165	10,394,288	3,895,529
Expenses:
Investment Counsel fee	5,918,710	9,649,837	5,406,535	1,423,744
Administration fee	722,859	1,220,343	545,474	126,555
Transfer agent fees and expenses	572,315	300,518	217,275	32,081
Trustees’ fees and expenses	155,579	267,717	97,445	20,275
Custodian fees and expenses	69,868	26,903	153,615	23,442
Other	150,656	259,967	100,054	47,493
Total Expenses	7,589,987	11,725,285	6,520,398	1,673,590
Expenses waived and/or reimbursed	(1,879,402)	—	(247,446)	(154,929)
Net expenses	5,710,585	11,725,285	6,272,952	1,518,661
Net Investment Income	17,085,623	14,815,880	4,121,336	2,376,868
Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss):
Non-affiliated securities	(44,133,960)	(229,234,724)	(89,604,348)	(5,946,582)
Affiliated securities	(35,107,430)	(232,376,578)	1,121,654	—
Forward currency contracts	—	—	718,511	—
Foreign currency transactions	30,945	2	17,710	4,284
Net Realized Loss	(79,210,445)	(461,611,300)	(87,746,473)	(5,942,298)
Change in Unrealized Appreciation (Depreciation):
Non-affiliated securities	(259,010,908)	(285,485,124)	(187,877,964)	(35,909,761)
Affiliated securities	35,589,840	(95,545,495)	(12,535,851)	—
Controlled investments	—	(74,458,041)	—	—
Forward currency contracts	—	—	37,874	—
Foreign currency transactions	—	—	10,623	166
Net Change in Unrealized Depreciation	(223,421,068)	(455,488,660)	(200,365,318)	(35,909,595)
Net Realized and Unrealized Loss	(302,631,513)	(917,099,960)	(288,111,791)	(41,851,893)
Net Decrease in Net Assets Resulting from Operations	$(285,545,890)	$ (902,284,080)	$(283,990,455)	$(39,475,025)
See Notes to Financial Statements.

Statements of Changes in Net Assets (Unaudited)
	Partners Fund		Small-Cap Fund
	Six Months Ended June 30,	Year Ended December 31,	Six Months Ended June 30,	Year Ended December 31,
	2020 (Unaudited)	2019	2020 (Unaudited)	2019
Operations:
Net investment income	$ 17,085,623	$ 37,663,983	$ 14,815,880	$ 71,212,138
Net realized gain (loss) from investments and foreign currency transactions	(79,210,445)	11,137,896	(461,611,300)	240,592,107
Net change in unrealized appreciation (depreciation) from investments and foreign currency transactions	(223,421,068)	217,384,563	(455,488,660)	277,880,505
Net increase (decrease) in net assets resulting from operations	(285,545,890)	266,186,442	(902,284,080)	589,684,750
Distributions to Shareholders:
Total distributions	—	(66,866,678)	—	(282,765,175)
Capital Share Transactions:
Net proceeds from sale of shares	54,920,403	145,571,284	172,332,078	409,829,379
Reinvestment of shareholder distributions	—	62,200,046	—	218,043,485
Cost of shares redeemed	(204,365,124)	(589,379,698)	(711,008,250)	(719,241,588)
Net increase (decrease) in net assets from fund share transactions	(149,444,721)	(381,608,368)	(538,676,172)	(91,368,724)
Total increase (decrease) in net assets	(434,990,611)	(182,288,604)	(1,440,960,252)	215,550,851
Net Assets:
Beginning of year	1,797,792,291	1,980,080,895	3,324,987,124	3,109,436,273
End of year	$1,362,801,680	$ 1,797,792,291	$ 1,884,026,872	$3,324,987,124
Capital Share Transactions:
Issued	3,564,299	7,073,587	9,011,129	16,856,853
Reinvested	—	3,064,266	—	9,067,772
Redeemed	(12,171,918)	(29,461,853)	(38,978,563)	(29,660,468)
Net increase (decrease) in shares outstanding	(8,607,619)	(19,324,000)	(29,967,434)	(3,735,843)
See Notes to Financial Statements.

	International Fund		Global Fund
	Six Months Ended June 30,	Year Ended December 31,	Six Months Ended June 30,	Year Ended December 31,
	2020 (Unaudited)	2019	2020 (Unaudited)	2019
Operations:
Net investment income	$ 4,121,336	$ 10,217,196	$ 2,376,868	$ 2,464,988
Net realized gain (loss) from investments and foreign currency transactions	(87,746,473)	12,056,164	(5,942,298)	5,019,377
Net change in unrealized appreciation (depreciation) from investments and foreign currency transactions	(200,365,318)	180,589,548	(35,909,595)	35,498,326
Net increase (decrease) in net assets resulting from operations	(283,990,455)	202,862,908	(39,475,025)	42,982,691
Distributions to Shareholders:
Total distributions	—	(45,779,164)	—	(7,507,455)
Capital Share Transactions:
Net proceeds from sale of shares	125,918,015	346,943,297	46,267,062	96,169,797
Reinvestment of shareholder distributions	—	37,626,314	—	6,340,552
Cost of shares redeemed	(169,192,147)	(205,583,708)	(30,571,390)	(62,172,280)
Net increase (decrease) in net assets from fund share transactions	(43,274,132)	178,985,903	15,695,672	40,338,069
Total increase (decrease) in net assets	(327,264,587)	336,069,647	(23,779,353)	75,813,305
Net Assets:
Beginning of year	1,348,776,893	1,012,707,246	288,637,014	212,823,709
End of year	$1,021,512,306	$1,348,776,893	$ 264,857,661	$288,637,014
Capital Share Transactions:
Issued	9,383,390	19,980,516	4,744,484	7,455,970
Reinvested	—	2,185,673	—	484,434
Redeemed	(12,639,963)	(12,245,949)	(2,863,206)	(4,970,651)
Net increase (decrease) in shares outstanding	(3,256,573)	9,920,240	1,881,278	2,969,753
See Notes to Financial Statements.

Notes to Financial Statements (Unaudited)
Note 1.  Organization
Longleaf Partners Fund, Longleaf Partners Small-Cap Fund, Longleaf Partners International Fund, and Longleaf Partners Global Fund (the “Funds”) are non-diversified and each is a series of Longleaf Partners Funds Trust, a Massachusetts business trust, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended.
Note 2.  Significant Accounting Policies
The Funds follow the accounting and reporting guidance in FASB Accounting Standards Codification 946.
Management Estimates
The accompanying financial statements are prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”); these principles may require the use of estimates by Fund management. Actual results could differ from those estimates.
Security Valuation
The following is a description of the valuation techniques applied to the Funds' investments (see also Note 7. Fair Value Measurements).
Portfolio securities listed or traded on a securities exchange (U.S. or foreign), on the NASDAQ national market, or any representative quotation system providing same day publication of actual prices, are valued at the last sale price, and categorized as Level 1 of the fair value hierarchy. If there are no transactions in the security that day, securities are valued at the midpoint between the closing bid and ask prices or, if there are no such prices, the prior day's close, and categorized as Level 2.
In the case of bonds and other fixed income securities, valuations are furnished by a pricing service which takes into account factors in addition to quoted prices (such as trading characteristics, yield, quality, coupon rate, maturity, type of issue, and other market data relating to the priced security or other similar securities) where taking such factors into account would lead to a more accurate reflection of the fair market value of such securities. Such securities are categorized as Level 2.
When market quotations are not readily available, valuations of portfolio securities are determined in accordance with procedures established by and under the general supervision of the Funds' Board of Trustees (the “Board”). In determining fair value, the Board considers relevant qualitative and quantitative information including news regarding significant market or security specific events. The Board may also utilize a service provided by an independent third party to assist in fair valuation of certain securities. These factors are subject to change over time and are reviewed periodically. Because the utilization of fair value depends on market activity, the frequency with which fair valuation may be used cannot be predicted. Estimated values may differ from the values that would have been used had a ready market for the investment existed. Such securities are categorized as either Level 2 or 3.
Repurchase agreements are valued at cost which, combined with accrued interest, approximates market value. Short-term U.S. Government obligations purchased with a remaining maturity of more than 60 days are valued through pricing obtained through pricing services approved by the Funds' Trustees. Obligations purchased with a remaining maturity of 60 days or less or existing positions that have less than 60 days to maturity generally are valued at amortized cost, which approximates market value. However, if amortized cost is deemed not to reflect fair value, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service. Such securities are categorized as Level 2.
The Funds determine net asset values (“NAVs”) once a day, at the close of regular trading on the New York Stock Exchange (“Exchange”) (usually at 4:00 p.m. Eastern time) on days the Exchange is open for business. The Exchange is closed for specified national holidays and on weekends. Foreign securities are generally priced at the latest market close in the foreign market, which may be at different times or days than the close of the Exchange. If country specific (i.e. natural disaster, economic or political developments), issuer specific (i.e. earnings report, merger announcement), or U.S. markets-specific (i.e. significant movement in U.S. markets that would likely affect the value of foreign securities) events occur which could materially affect the NAV between the close of the foreign market and normal pricing at the close of the Exchange, foreign securities may be fair valued by the Board using observable data (i.e. trading in depository receipts) or using an external pricing service approved by the Board. The pricing service uses an automated system incorporating a model based on multiple parameters, including a security’s local closing price, relevant general and sector indices, currency fluctuations, trading in depositary receipts and futures, if applicable, and/or research valuations by its staff, in determining what it believes is the fair value of the securities. Such securities are categorized as Level 2.

Security Transactions
For financial reporting purposes, the Funds record security transactions on trade date. Realized gains and losses on security transactions are determined using the specific identification method. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon after the ex-dividend date as the Fund is able to obtain information on the dividend. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount using the effective interest method. The Funds record distributions received from investments in Real Estate Investment Trusts (“REITs”) and Master Limited Partnerships ("MLPs") in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts once the issuers provide information about the actual composition of the distributions.
The Funds’ investments in debt securities may contain payment-in-kind ("PIK") interest provisions. PIK interest, which represents contractually deferred interest added to the loan balance that is generally due at the end of the loan term, is generally recorded on the accrual basis to the extent such amounts are expected to be collected. The Funds generally cease accruing PIK interest if there is insufficient value to support the accrual or if the Funds do not expect the underlying company to be able to pay all principal and interest due.
Distributions to Shareholders
Dividends from net investment income, if any, are declared and distributed to shareholders annually. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Federal Income Taxes
The Funds' policy is to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to shareholders. Accordingly, no federal income tax provision is required. Reclassifications are made within the Funds' capital accounts for permanent book and tax basis differences.
The Funds' tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after filing of the tax return but could be longer in certain circumstances. Management has analyzed the Funds' tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2016-2019), and has concluded that no provision for federal income tax is required in the Funds' financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. The Funds did not incur any interest or penalties during the period.
Foreign Currency Translations
The books and records of the Funds are maintained in U.S. dollars. Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of each transaction. The market values of investment securities, assets and liabilities are translated into U.S. dollars daily. The Funds do not isolate the portion of net realized and unrealized gains or losses in security investments which are attributable to changes in foreign exchange rates. Accordingly, the impact of such changes is included in the realized and unrealized gains or losses on the underlying securities.
Repurchase Agreements
The Funds may engage in repurchase agreement transactions. The Fixed Income Clearing Corporation (“FICC”) sells U.S. government or agency securities to each Fund under agreements to repurchase these securities at a stated repurchase price including interest for the term of the agreement, which is usually overnight or over a weekend. Each Fund, through FICC, receives delivery of the underlying U.S. government or agency securities as collateral, whose market value is required to be at least equal to the repurchase price. If FICC becomes bankrupt, the Fund might be delayed, or may incur costs or possible losses of principal and income, in selling the collateral.
Options
The Funds may purchase and sell (“write”) call and put options on various instruments including securities to gain long or short exposure to the underlying instruments. An option contract gives the buyer the right, but not the obligation, to buy (call) or sell (put) an underlying item at a fixed exercise price on a certain date or during a specified period. The cost of securities acquired through the exercise of a call option is increased by the premiums paid. The proceeds from securities sold through the exercise of a purchased put option are decreased by the premiums paid. The cost of purchased options that expire unexercised are treated, on expiration date, as realized losses on investments.
The market value of exchange traded options is the last sales price, and are categorized in Level 1 of the fair value hierchy. Over-thecounter (“OTC”) options are valued at the mean of their closing bid and ask prices supplied by the counterparty in accordance with fair value procedures established by and under the general supervision of the Funds' Trustees, and are categorized in Level 2 of the fair value hierarchy.
Risk of Options
Gains on investment in options may depend on correctly predicting the market value direction of the underlying security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position and a Fund may experience losses as a result of such illiquidity. Listed options involve minimal counter-party risk since listed options are guaranteed against default by the exchange on which they trade. When purchasing OTC options, the Funds bear the risk of economic loss from counterparty default, equal to the market value of the option.
Forward Currency Contracts
The Funds may use forward currency contracts for hedging purposes to offset currency exposure in portfolio holdings. Forward currency contracts are commitments to purchase or sell a foreign currency at a future maturity date at a prespecified price. The resulting obligation is marked-to-market daily using foreign currency exchange rates supplied by an independent pricing service, and are categorized in Level 2 of the fair value hierarchy. An unrealized gain or loss is recorded for the difference between the contract opening value and its current value. When a contract is closed or delivery is taken, this gain or loss is realized. For federal tax purposes, gain or loss on open forward contracts in qualifying currencies are treated as realized and are subject to distribution at our excise tax year-end date.
Risk of Forward Currency Contracts
Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies or, considered separately, may produce a loss. Not all foreign currencies can be effectively hedged; and the costs of hedging may outweigh the benefits. If our hedging strategy does not correlate well with market and currency movements, price volatility of the portfolio could increase. Where a liquid secondary market for forwards does not exist, the Funds may not be able to close their positions and in such an event, the loss is theoretically unlimited. In addition, the Funds could be exposed to risks if the counterparty to these contracts is unable to perform.
Counterparty Risk and Collateral
The Funds have entered into collateral agreements with counterparties to mitigate risk on OTC derivatives. Collateral is generally determined based on the net unrealized gain or loss with each counterparty, subject to minimum exposure amounts. Collateral, both pledged by and for the benefit of a Fund, is held in a segregated account at the Funds' custodian bank and is comprised of assets specific to each agreement.
Note 3.  Investment Counsel Agreement and Other Transactions with Affiliates
Southeastern Asset Management, Inc. (“Southeastern”) serves as Investment Counsel to the Funds and receives annual compensation, computed daily and paid monthly, in accordance with the following schedule:
Partners Fund	1.00% on first $400 million of average net assets 0.75% in excess of $400 million
Small-Cap Fund	1.00% on first $400 million of average net assets 0.75% in excess of $400 million
International Fund	1.10% on first $500 million of average net assets 0.90% in excess of $500 million
Global Fund	1.125% on first $500 million of average net assets 1.00% in excess of $500 million

Southeastern has contractually committed to waive fees and/or reimburse expenses so that each Fund's annual operating expenses (excluding taxes, interest, brokerage fees, and extraordinary expenses) do not exceed the following:
Partners Fund	0.79%
Small-Cap Fund	1.50
International Fund	1.15
Global Fund	1.20
During the period ended June 30, 2020, Southeastern waived and/or reimbursed $1,879,402, $247,446 and $154,929 expenses of Partners Fund, International Fund and Global Fund, respectively. The Partners Fund fee-waiver agreement is in effect through at least October 31, 2021. The Small-Cap Fund, International Fund and Global Fund fee-waiver agreements do not have a limited term. These agreements may not be terminated without Board approval.
Southeastern also serves as the Fund Administrator and in this capacity is responsible for managing, performing or supervising the administrative and business operations of the Funds. Functions include the preparation of all registration statements, prospectuses, proxy statements, and oversight of daily valuation of the portfolios and calculation of daily net asset values per share. The Funds pay a fee as compensation for these services, accrued daily and paid monthly, of 0.10% per annum of average daily net assets.
The Board supervises the business activities of the Trust. Each Trustee serves as a Trustee for the lifetime of the Trust or until resignation or removal. “Independent Trustees,” meaning those Trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (“1940 Act”) of the Trust, each receives annual compensation of $150,000 from the Trust, paid in four equal quarterly installments. In addition, the Trust reimburses Trustees for out-of-pocket expense incurred in conjunction with attendance at Board meetings. One Trustee of the Trust is an employee of Southeastern.
Note 4.  Investment Transactions
Purchases and sales of investment securities for the period ended June 30, 2020 (excluding short-term and U.S. government obligations) are summarized below:
	Purchases	Sales
Partners Fund	$293,765,180	$515,703,457
Small-Cap Fund	514,403,026	742,734,863
International Fund	216,329,589	204,726,439
Global Fund	57,570,956	41,471,247
Note 5.  Related Ownership
At June 30, 2020 officers, employees of Southeastern and their families, Fund trustees, the Southeastern retirement plan and other affiliates owned the following:
% of Fund
Partners Fund	26%*
Small-Cap Fund	6
International Fund	32*
Global Fund	61*

*	A significant portion consists of a few shareholders whose redemptions could have a material impact on the fund.

Note 6.  Affiliated Issuer and Controlled Investments
Under Section 2(a)(3) of the Investment Company Act of 1940, a portfolio company is defined as “affiliated” if a fund owns five percent or more of its voting stock during all or part of the period. Also, under the 1940 Act, a fund is required to identify investments where it owns greater than 25% of the portfolio company's outstanding voting shares as a controlled investment. Affiliated companies and controlled investments during the period ended June 30, 2020 were as follows:
	Shares at 6/30/20	Value at 12/31/19	Purchases	Sales	Dividends/Interest	Net Realized Gain (Loss) 1/1/20 to 6/30/20	Net Unrealized Appreciation (Depreciation) 1/1/20 to 6/30/20	Value at 6/30/20
Partners Fund
CNX Resources Corporation*(a)	7,594,546	$ 88,263,510	$ —	$ 23,053,097	$ —	$ (35,107,430)	$ 35,589,840	$ 65,692,823
Small-Cap Fund
CNX Resources Corporation*	12,751,607	161,694,129	—	53,014,498	—	(87,645,923)	89,267,693	110,301,401
Dillard's Inc. - Class A(a)	—	148,445,325	—	73,711,931	283.471	(40,706,554)	(34,026,840)	—
Eastman Kodak Company*(b)	4,000,000	18,600,000	—	—	—	—	(9,680,000)	8,920,000
Eastman Kodak Company Convertible Preferred Stock – Series A 5.5%(b)(c)(d)	1,864,300	155,352,119	—	—	5,126,825	—	(15,417,761)	139,934,358
Eastman Kodak Company Convertible Note 5% 11/1/21(b)(c)(d)	93,215,000	135,732,787	—	—	2,323,991	—	(49,360,279)	86,372,508
Empire State Realty Trust, Inc.	12,991,530	—	124,483,248	—	1,954,381	—	(33,542,538)	90,940,710
Enerpac Tool Group (formerly Actuant Corporation - Class A)(a)	—	151,879,219	—	93,505,680	—	(35,918,608)	(22,454,931)	—
Graham Holdings Company - Class B(a)	253,220	214,659,745	—	30,453,065	897,266	(9,303,475)	(88,132,308)	86,770,897
PotlatchDeltic Corporation(a)	3,307,184	169,350,386	—	22,837,728	3,131,045	543,707	(21,284,158)	125,772,207
Realogy Holdings Corp.	11,525,496	158,967,990	—	28,845,926	—	(59,345,725)	14,627,587	85,403,926
		1,314,681,700	124,483,248	302,368,828	13,716,979	(232,376,578)	(170,003,535)	734,416,007
International Fund
Domino's Pizza Group PLC*(a)	16,631,498	$ 98,025,171	$ —	$ 22,772,247	$ —	$ 1,121,654	$ (12,535,851)	$ 63,838,727
*	Non-income producing security.
(a)	Not an affiliate at the end of the period.
(b)	Controlled investment.
(c)	Restricted security, see Portfolio of Investments for additional disclosures.
(d)	Investment categorized as Level 3 in fair value hierarchy. See Note 7.

Note 7.  Fair Value Measurements
FASB ASC 820 established a single definition of fair value for financial reporting, created a three-tier framework for measuring fair value based on inputs used to value the Funds' investments, and required additional disclosure about the use of fair value measurements. The hierarchy of inputs is summarized below.
•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)
Observable inputs are those based on market data obtained from sources independent of the Funds, and unobservable inputs reflect the Funds' own assumptions based on the best information available. The input levels are not necessarily an indication of risk or liquidity associated with investing in those securities.
A summary of the inputs used in valuing the Funds' investments at June 30, 2020 follows:
	Level 1	Level 2	Level 3	Total Value
Partners Fund
Common Stocks - North America	$ 904,802,271	$ —	$ —	$ 904,802,271
Common Stocks - Other	68,117,381	121,634,689	—	189,752,070
Options Purchased	—	83,300	—	83,300
Short-Term Obligations	—	268,536,000	—	268,536,000
	$ 972,919,652	$390,253,989	$ —	$1,363,173,641
Small-Cap Fund
Common Stocks - North America	$1,324,406,718	$ —	$ —	$ 1,324,406,718
Common Stocks - Other	—	88,970,307	—	88,970,307
Preferred Stock	—	—	139,934,358	139,934,358
Corporate Bonds	—	—	86,372,508	86,372,508
Short-Term Obligations	—	224,467,000	—	224,467,000
	$1,324,406,718	$313,437,307	$ 226,306,866	$ 1,864,150,891
International Fund
Common Stocks - North America	$ 179,464,600	$ —	$ —	$ 179,464,600
Common Stocks - Other	156,502,031	638,924,239	—	795,426,270
Options Purchased	—	676,200	—	676,200
Short-Term Obligations	—	43,519,000	—	43,519,000
Forward Currency Contracts	—	378,843	—	378,843
	$ 335,966,631	$683,498,282	$ —	$ 1,019,464,913
Global Fund
Common Stocks - North America	$ 124,851,557	$ —	$ —	$ 124,851,557
Common Stocks - Other	20,890,011	78,790,087	—	99,680,098
Options Purchased	—	117,600	—	117,600
Short-Term Obligations	—	40,093,000	—	40,093,000
	$ 145,741,568	$119,000,687	$ —	$ 264,742,255
The following table provides quantitative information related to the significant unobservable inputs used to determine the value of Level 3 assets at June 30, 2020 and the sensitivity of the valuations to changes in those significant unobservable inputs. These securities were valued by a third party specialist utilizing a binomial lattice pricing model (a type of the income approach), which includes an analysis of various factors and subjective assumptions, including the current common stock price, expected period until exercise, expected volatility of the common stock, expected dividends, risk-free rate, credit quality of the issuer, and common stock borrow cost. Because the Valuation Committee considers a variety of factors and inputs, both observable and unobservable, in determining fair values, the significant unobservable inputs presented below do not reflect all inputs significant to the fair value determination.

Fund	Investments in Securities	Fair Value (000s)	Valuation Technique	Unobservable Input	Value or Range of Input	Impact to Valuation from an Increase in Input*
Small-Cap Fund	Preferred Stock	$139,934	Binomial Lattice Pricing Model	Credit Spread	30%	Decrease
Small-Cap Fund	Corporate Bond	91,518	Binomial Lattice Pricing Model	Credit Spread	20%	Decrease
*	Represents the directional change in the fair value that would result in an increase from the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these unobservable inputs in insolation could result in significantly higher or lower fair value.
The following is a reconciliation of Level 3 holdings for which significant unobservable inputs were used in determining fair value at June 30, 2020:
Small-Cap Fund
Fair value at December 31, 2019	$ —
Transfers in	291,084,906
Change in unrealized depreciation (a)	(64,778,040)
Fair value at June 30, 2020	$ 226,306,866
(a)	Statements of Operations location: Change in Unrealized Appreciation (Depreciation) Controlled investments. The entire amount relates to assets held as of June 30, 2020.
Transfers into Level 3 from Level 2 occurred as a significant portion of the credit spread input was calculated based on unobservable inputs. Transfers are recognized at the beginning of the reporting period.
Note 8.  Derivative Instruments
The Funds invested in options and forward currency contracts to hedge embedded currency exposure related to specific holdings.
The Statements of Assets and Liabilities included the following financial derivative instrument fair values at June 30, 2020:
	Location	Currency
Partners Fund
Options Purchased	Non-affiliated securities, at value	$ 83,300
International Fund
Options Purchased	Non-affiliated securities, at value	$ 676,200
Forward currency contracts	Unrealized loss on forward currency contracts	378,843
$1,055,043
Global Fund
Options Purchased	Non-affiliated securities, at value	$ 117,600
Financial derivative instruments had the following effect on the Statements of Operations for the period ended June 30, 2020:
	Location	Currency
Partners Fund
Change in unrealized depreciation:
Options purchased	Non-affiliated securities	$ (416,500)

	Location	Currency
International Fund
Net realized gain(loss):
Options purchased	Non-affiliated securities	$(745,598)
Forward currency contracts	Forward currency contracts	718,511
		(27,087)
Change in unrealized appreciation (depreciation):
Options purchased	Non-affiliated securities	$(121,702)
Forward currency contracts	Forward currency contracts	37,874
		$ (83,828)
Global Fund
Net realized loss:
Options purchased	Non-affiliated securities	$ (134,544)
Change in unrealized appreciation:
Options purchased	Non-affiliated securities	$ 144
For the period ended June 30, 2020, the average monthly notional value of derivative instruments were as follows:
	Options Purchased	Forward Currency Contracts
Partners Fund	$119,000,000	$ —
Small-Cap Fund	—	—
International Fund	168,000,000	49,940,132
Global Fund	24,000,000	1,199,385
The Funds may invest in certain securities or engage in other transactions where the Funds are exposed to counterparty credit risk in addition to broader market risks. The Funds may face increased risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Funds' investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Funds to increased risk of loss.
The Funds have entered into master agreements with its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund's net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.
Note 9.  Federal Income Taxes
The tax basis unrealized appreciation (depreciation) and federal tax cost of investments held by each fund as of June 30, 2020 were as follows:
	Partners Fund	Small-Cap Fund	International Fund	Global Fund
Gross unrealized appreciation	$ 132,445,640	$ 52,807,367	$ 124,601,568	$ 24,666,893
Gross unrealized depreciation	(406,177,550)	(561,876,365)	(106,033,774)	(38,777,767)
Net unrealized appreciation (depreciation)	$ (273,731,910)	$ (509,068,998)	$ 18,567,794	$ (14,110,874)
Cost for federal income tax purposes	$1,636,905,551	$2,373,219,889	$1,000,518,276	$278,853,129
Note 10.  Commitments and Contingencies
The Funds indemnify the Trust's Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note 11.  Subsequent Events
The Funds evaluated events from the date of the financial statements through the date the financial statements were issued. There were no subsequent events requiring recognition or disclosure.

Financial Highlights
The presentation is for a share outstanding throughout each period.
Partners Fund
	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015
Net Asset Value Beginning of Period	$ 20.30	$ 18.35	$ 26.84	$ 25.36	$ 21.45	$ 31.24
Net Investment Income (Loss)(a)	0.20	0.38	0.42	0.12	0.20	0.26
Net Realized and Unrealized Gain (Loss)	(3.45)	2.33	(4.78)	3.74	4.24	(6.05)
Total from Investment Operations	(3.25)	2.71	(4.36)	3.86	4.44	(5.79)
Dividends from Net Investment Income	—	(0.42)	(0.47)	(0.33)	— (c)	(0.30)
Distributions from Net Realized Capital Gains	—	(0.34)	(3.66)	(2.05)	(0.53)	(3.70)
Total Distributions	—	(0.76)	(4.13)	(2.38)	(0.53)	(4.00)
Net Asset Value End of Period	$ 17.05	$ 20.30	$ 18.35	$ 26.84	$ 25.36	$ 21.45
Total Return	(16.01)% (d)	14.81%	(17.98)%	15.51%	20.72%	(18.80)%
Net Assets End of Period (thousands)	$1,362,802	$1,797,792	$1,980,081	$3,293,533	$3,448,288	$3,624,583
Ratio of Expenses to Average Net Assets	0.79% (e)(f)	0.93% (f)	0.97%	0.95%	0.95%	0.93%
Ratio of Net Investment Income to Average Net Assets	2.36% (e)	1.92%	1.59%	0.44%	0.84%	0.92%
Portfolio Turnover Rate	1% (d)	6%	37%	28%	17%	46%

Small-Cap Fund
	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015
Net Asset Value Beginning of Period	$ 24.27	$ 22.10	$ 27.60	$ 27.49	$ 26.98	$ 30.42
Net Investment Income (Loss)(a)	0.12	0.51	0.74	0.48 (b)	0.07	(0.01)
Net Realized and Unrealized Gain (Loss)	(6.79)	3.78	(2.24)	1.95	5.39	(1.83)
Total from Investment Operations	(6.67)	4.29	(1.50)	2.43	5.46	(1.84)
Dividends from Net Investment Income	—	(0.62)	(0.76)	(0.45)	(0.10)	—
Distributions from Net Realized Capital Gains	—	(1.50)	(3.24)	(1.87)	(4.85)	(1.60)
Total Distributions	—	(2.12)	(4.00)	(2.32)	(4.95)	(1.60)
Net Asset Value End of Period	$ 17.60	$ 24.27	$ 22.10	$ 27.60	$ 27.49	$ 26.98
Total Return	(27.48)% (d)	19.65%	(6.52)%	8.99%	20.48%	(6.05)%
Net Assets End of Period (thousands)	$1,884,027	$3,324,987	$3,109,436	$3,805,597	$3,995,661	$3,809,643
Ratio of Expenses to Average Net Assets	0.96% (e)	0.93%	0.92%	0.92%	0.91%	0.91%
Ratio of Net Investment Income to Average Net Assets	1.21% (e)	2.10%	2.61%	1.70% (b)	0.23%	(0.03)%
Portfolio Turnover Rate	19% (d)	22%	32%	29%	31%	46%

(a)	Computed using average shares outstanding throughout the period.
(b)	Includes receipt of a $17,466,656 special dividend, if the special dividend had not occurred, net investment income per share and the ratio of net investment income to average net assets would have decreased by $0.12 and 0.43%, respectively.
(c)	Rounds to less than $0.01.
(d)	Not annualized.
(e)	Annualized.
(f)	Expenses presented net of fee waiver. The Partners Fund expense ratio before waiver for the periods ended June 30, 2020 and December 31, 2019 were 1.05% and 1.00%, respectively.

International Fund
	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015
Net Asset Value Beginning of Period	$ 17.68	$ 15.26	$ 16.63	$ 13.53	$ 12.35	$ 13.80
Net Investment Income(a)	0.05	0.14	0.12	0.05	0.11	0.22
Net Realized and Unrealized Gain (Loss)	(3.74)	2.89	(1.29)	3.23	1.39	(1.30)
Total from Investment Operations	(3.69)	3.03	(1.17)	3.28	1.50	(1.08)
Dividends from Net Investment Income	—	(0.14)	—	(0.18)	(0.32)	(0.23)
Distributions from Net Realized Capital Gains	—	(0.47)	(0.20)	—	—	(0.14)
Total Distributions	—	(0.61)	(0.20)	(0.18)	(0.32)	(0.37)
Net Asset Value End of Period	$ 13.99	$ 17.68	$ 15.26	$ 16.63	$ 13.53	$ 12.35
Total Return	(20.87)% (b)	20.00%	(7.08)%	24.23%	12.20%	(7.91)%
Net Assets End of Period (thousands)	$1,021,512	$1,348,777	$1,012,707	$1,177,197	$988,743	$1,116,983
Ratio of Expenses to Average Net Assets	1.15% (c)(d)	1.15% (c)	1.18% (c)	1.29%	1.33%	1.28%
Ratio of Net Investment Income to Average Net Assets	0.76% (d)	0.82%	0.75%	0.33%	0.88%	1.61%
Portfolio Turnover Rate	14% (b)	23%	46%	25%	21%	53%

Global Fund
	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015
Net Asset Value Beginning of Period	$ 13.19	$ 11.25	$ 14.94	$ 11.96	$ 9.98	$ 11.60
Net Investment Income(a)	0.10	0.12	0.18	0.05	0.06	0.03
Net Realized and Unrealized Gain (Loss)	(2.15)	2.17	(2.48)	3.09	1.98	(1.63)
Total from Investment Operations	(2.05)	2.29	(2.30)	3.14	2.04	(1.60)
Dividends from Net Investment Income	—	(0.13)	(0.13)	(0.03)	(0.06)	(0.02)
Distributions from Net Realized Capital Gains	—	(0.22)	(1.26)	(0.13)	—	—
Total Distributions	—	(0.35)	(1.39)	(0.16)	(0.06)	(0.02)
Net Asset Value End of Period	$ 11.14	$ 13.19	$ 11.25	$ 14.94	$ 11.96	$ 9.98
Total Return	(15.54)% (b)	20.38%	(16.16)%	26.33%	20.43%	(13.76)%
Net Assets End of Period (thousands)	$264,858	$288,637	$212,824	$238,865	$187,584	$167,465
Ratio of Expenses to Average Net Assets	1.20% (c)(d)	1.20% (c)	1.20% (c)	1.20% (c)	1.32% (c)	1.54%
Ratio of Net Investment Income to Average Net Assets	1.88% (d)	0.95%	1.19%	0.36%	0.54%	0.30%
Portfolio Turnover Rate	28% (b)	37%	29%	27%	33%	58%

(a)	Computed using average shares outstanding throughout the period.
(b)	Not annualized.
(c)	Expenses presented net of fee waiver. The International Fund expense ratio before waiver for the periods ended June 30, 2020 and December 31, 2019 and 2018 were 2.20%, 1.17% and 1.21%, respectively. The Global Fund expense ratio before waiver for the periods ended June 30, 2020 and December 31, 2019, 2018, 2017, and 2016 were 1.32%, 1.32%, 1.33%, 1.48%, and 1.52%, respectively.
(d)	Annualized.

Expense Example
Shareholders of mutual funds may incur two types of costs: (1) ongoing costs, including management fees, transfer agent fees, and other fund expenses; and (2) transaction costs, including sale charges (loads) and redemption fees. Longleaf does not charge transaction fees of any sort.
The following examples are intended to show the ongoing costs (in dollars) of investing in the Longleaf Partners Funds and to enable you to compare the costs of investing in other mutual funds. Each example is based on an investment of $1,000 made at January 1, 2020 and held through June 30, 2020.
Actual Expenses
The table below provides information about actual account values and actual expenses using each Fund's actual return for the period. To estimate the expenses that you paid over the period, divide your account balance by $1,000 (for example, a $12,500 account balance divided by $1,000 = 12.5), then multiply the result by the number in the third line entitled “Expenses Paid During Period.”
Hypothetical Example for Comparison Purposes
The table below also provides information about hypothetical account values and expenses based on each Fund's actual expense ratio and assumed returns of 5% per year before expenses, which are not the Funds' actual returns. Do not use the hypothetical data below to estimate your ending account balance or expenses you paid. This information serves only to compare the ongoing costs of investing in Longleaf with other mutual funds. To do so, examine this 5% hypothetical example against the 5% hypothetical examples found in other funds' shareholder reports.
The expenses shown in the table highlight only ongoing costs and do not reflect transactional costs that may be charged by other funds. Therefore, the table does not reveal the total relative costs of owning different funds. Since Longleaf does not charge transactions fees, you should evaluate other funds' transaction costs to assess the total cost of ownership for comparison purposes.
		Actual		Hypothetical (5% return before expenses)
	Beginning account value 12/31/2019	Ending account value 06/30/2020	Expenses paid during period *	Ending account value 06/30/2020	Expenses paid during period *	Annualized expense ratio
Partners Fund	$1,000.00	$839.90	$3.61	$ 1,020.93	$3.97	0.79%
Small-Cap Fund	1,000.00	725.20	4.12	1,020.09	4.82	0.96
International Fund	1,000.00	791.30	5.12	1,019.14	5.77	1.15
Global Fund	1,000.00	844.60	5.50	1,018.90	6.02	1.20

* Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (182) divided by 366 days in the current year.

Fund Information
The following additional information may be obtained for free by calling (800) 445-9469, visiting southeasternasset.com, or on the SEC's website at sec.gov.
Proxy Voting Policies and Procedures
A description of Longleaf's Proxy Voting Policies and Procedures is included in the Statement of Additional Information (SAI).
Proxy Voting Record
Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is contained in Form N-PX.
Quarterly Portfolio Holdings
Longleaf provides a complete list of its holdings four times each year, as of the end of each quarter. The Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-CSR (second and fourth quarters) and Form NPORT-EX (formerly N-Q) (first and third quarters). Shareholders may view the Longleaf Funds' Forms N-CSR and NPORT-EX on the SEC's website at www.sec.gov. Forms N-CSR and NPORT-EX may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (202) 551-8090 (direct) or (800) 732-0330 (general SEC number). A list of the Longleaf Funds' quarter-end holdings is also available at www.southeasternasset.com on or about 15 days following each quarter end and remains available until the list is updated in the subsequent quarter.
Fund Trustees
Additional information about Fund Trustees is included in the SAI.

Service Directory
Call (800) 445-9469
Fund Information
To request a printed Prospectus, Summary Prospectus (longleafpartners.com/mutual_fund_documents/ prospectus), Statement of Additional Information (including Longleaf's Proxy Voting Policies and Procedures), financial report, application or other Fund information from 8:00 a.m. to 8:00 p.m. Eastern time, Monday through Friday.
Shareholder Inquiries
To request action on your existing account from 9:00 a.m. to 6:00 p.m. Eastern time, Monday through Friday.
Account Information
For automated account balance and transaction activity, 24 hours a day, seven days a week.
Correspondence
By regular mail:	By express mail or overnight courier:
Longleaf Partners Funds	Longleaf Partners Funds
P.O. Box 9694	c/o BNY Mellon
Providence, RI 02940-9694	4400 Computer Drive
Westborough, MA 01581
(800) 445-9469
Published Daily Price Quotations
Below are the common references for searching printed or electronic media to find daily NAVs of the Funds.
Abbreviation	Symbol	Cusip	Transfer Agent Fund Number	Status to New Investors
Partners	LLPFX	543069108	133	Open
Sm-Cap	LLSCX	543069207	134	Open
Intl	LLINX	543069405	136	Open
Global	LLGLX	543069504	137	Open

This page is intentionally left blank.

Our Governing Principles

We will treat your investment as if it were our own.

We will remain significant investors in Longleaf Partners Funds.

We will invest for the long term, while striving to maximize returns and minimize business, financial, purchasing power, regulatory and market risks.

We will choose each equity investment based on its discount from our appraisal of corporate intrinsic value, its financial strength, its management, its competitive position, and our assessment of its future earnings potential.

We will focus our assets in our best ideas.

We will not impose loads or 12b-1 charges on mutual fund shareholders.

We will consider closing to new investors if closing would benefit existing clients.

We will discourage short-term speculators and market timers.

We will continue our efforts to enhance shareholder services.

We will communicate with our investment partners as candidly as possible.

Item 2. Code of Ethics.

Not applicable to semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

A complete schedule of investments for the period ended June 30, 2020 is included in the Semi-Annual Report filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant does not currently have in place procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

At the date of filing this Form N-CSR, the registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item  13. Exhibits.

Exhibit 99. CERT Certification Required by Item 12(a)(2) of Form N-CSR

Exhibit 99.906 CERT Certification Pursuant to Section  906 of the Sarbanes Oxley Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Longleaf Partners Funds Trust

By	/s/ O. Mason Hawkins
O. Mason Hawkins
Trustee
Longleaf Partners Funds Trust

Date	August 28, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Ross Glotzbach
Ross Glotzbach CEO, Southeastern Asset Management, Inc. Functioning as principal executive officer under agreements with Longleaf Partners Funds Trust and its separate series

Date	August 28, 2020

By	/s/ Ryan S. Hocker
Ryan S. Hocker
Global Funds Treasurer, Southeastern Asset
Management, Inc. Functioning as principal financial officer
under agreements with Longleaf Partners Funds Trust and its separate series

Date	August 28, 2020

A signed original of this written statement has been provided to Longleaf Partners Funds Trust and will be retained by Longleaf Partners Funds Trust and furnished to the Securities and Exchange Commission or its staff upon request.